SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Elephant Talk Communications, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

July [•], 2011

To the Stockholders of Elephant Talk Communications, Inc.:

Elephant Talk Communications, Inc. (the “Company“) is pleased to send you the enclosed notice of the 2011 Annual Meeting of Stockholders of the Company (the “Meeting“) to be held at 9:00 a.m. on Wednesday, September 14, 2011 at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York, 10017.

At the Annual Meeting, you will be asked to consider and vote upon: (1) the election of directors; (2) the approval of our change in corporate domicile from California to Delaware; (3) the approval of an increase to the number of shares of common stock available for issuance under the Company’s 2008 Long-Term Incentive Compensation Plan; (4) the ratification of BDO Seidman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011, and (5) the transaction of any other business that may properly come before the meeting or any adjournment of the meeting. No other items of business are expected to be considered at the meeting and no other director nominees will be entertained, pursuant to the Company’s bylaws.

 The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each nominee and proposal described in the Proxy Statement.

This year we are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting

Your vote is important—please date, sign and return your proxy card in the enclosed envelope or vote online as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

Sincerely yours,

Steven van der Velden
President and Chief Executive Officer
Elephant Talk Communications, Inc.

ELEPHANT TALK COMMUNICATIONS, INC.

19103 CENTRE ROSE BOULEVARD
LUTZ, FL 33558
UNITED STATES

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
________, 2011

To the stockholders of Elephant Talk Communications, Inc.:

The annual meeting of stockholders of Elephant Talk Communications, Inc. will be held at 9:00 a.m. (Eastern Standard Time) on Wednesday, September 14, 2011 at the offices of Ellenoff Grossman & Schole LLP, which are located at 150 East 42nd Street, 11th Floor, New York, New York 10017, for the following purposes:

1.	To elect seven Directors for a term expiring at the Company's next annual meeting, or until their successors are duly elected and qualified;

2.	The approval of our change in corporate domicile from California to Delaware;

3.	Approve an increase to the number of shares of common stock available for issuance under the Company’s 2008 Long-Term Incentive Compensation Plan by 18,000,000, from 5,000,000 to 23,000,000;

4.	To ratify the appointment of BDO Seidman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

The above matters are set forth in the proxy statement attached to this notice to which your attention is directed.

This year we are pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their shareholders on the Internet. We believe these rules allow us to provide our shareholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. If you are a stockholder of record at the close of business on July 21, 2011, you are entitled to vote at the Meeting or any adjournment or postponement of the Meeting. This notice is first being mailed to stockholders on or about [•].

BY ORDER OF THE BOARD OF DIRECTORS,

Alex Vermeulen
Secretary

Dated: July [•], 2011
Schiphol, The Netherlands

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE ON THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND ON THE PROXY CARD OR, IF YOU REQUESTED AND RECEIVED A PRINTED COPY OF THE PROXY STATEMENT, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

PROPOSAL 4	RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2011	56

OTHER INFORMATION		57

Proxy Solicitation		57
Proxies		57
Securities Outstanding		57
Other Business		57
Beneficial Ownership of Principal Stockholders, Officers and Directors		57
Certain Relationships and Related Transactions		58
Deadline for Submission of Stockholder Proposals for 2012 Annual Meeting of Stockholders		59
Stockholder Communications		59
Additional Information		59

ELEPHANT TALK COMMUNICATIONS INC.
19103 CENTRE ROSE BOULEVARD
LUTZ, FL 33558

813 926 8920
__________________________

PROXY STATEMENT
__________________________

ANNUAL MEETING OF SHAREHOLDERS

to be held on Wednesday, September 14, 2011, 9:00 a.m.
Offices of Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, NY 10017

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Elephant Talk Communications , Inc.. (the “Company”) for use at the Company’s 2011 annual meeting of shareholders, to be held at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street, New York, NY, 10017, on Wednesday, September 14, 2011, at 9:00 a.m. local time. We intend to mail a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our shareholders on or about [•], 2011.

The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

For a proxy to be effective, it must be properly executed and received prior to the annual meeting. Each proxy properly tendered will, unless otherwise directed by the shareholder, be voted for the proposals and nominees described in this proxy statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile, or personal solicitation; however, we will not pay them additional compensation for any of these services.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at our annual meeting of the stockholders, which will take place on Wednesday, September 14, 2011 at 9:00 a.m. local time at the offices of Ellenoff Grossman & Schole LLP, which are located at 150 East 42nd Street, 11th Floor, New York, New York 10017.

The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

This proxy statement also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about _________, 2011 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Elephant Talk Communications Corp. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, no par value per share (“Common Stock“), on July 21, 2011 (the “Record Date“) may attend and vote at the Meeting. Each share is entitled to one vote. There were [•] shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class except that holders of Common Stock have the right to cumulative voting in the election of directors, as described herein under the heading "Voting of Shares". Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 57 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Steven van der Velden, our President and Chief Executive Officer, and/or Sarah Williams, counsel to the Company, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on: (i) the election of Steven van der Velden, Martin Zuurbier, Yves R. Van Sante, Johan Dejager, Roderick de Greef , Phil Hickman and Rijkman Groenik, as directors of the Company, for a term expiring at the Company’s next annual meeting, or until their successors are duly elected and qualified, (ii) the approval of our change in corporate domicile from California to Delaware, (iii) to adopt an amendment to our 2008 Long-Term Incentive Compensation Plan and (iv) the ratification of our independent registered public accounting firm for the fiscal year ending December 31, 2011.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting and for all of the nominees.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a “stockholder of record” who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)          You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for Messrs. van der Velden, Zuurbier, Van Sante, Dejager, de Greef, Hickman and Groenink as nominees for directors of our Board of Directors;

•	to approve the change in our corporate domicile from California to Delaware;

•	to adopt an amendment to our 2008 Long –Term Compensation Incentive Plan;

•	to ratify the appointment of BDO Seidman, L.L.P as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	according to the best judgment of Mr. van der Velden or Ms. Williams, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)           You may vote in person at the annual meeting. We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3)           You may vote online. You may also have access to the materials for the Meeting by visiting the website http://www.           .com . You may also cast your vote by visiting www.proxyvote.com if you hold your shares in “street name”, or www.voteproxy.com if you are a registered stockholder.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders.

How many votes are required to elect Messrs. Van der Velden, Zuurbier, Van Sante, Dejager, De Greef, Hickman and Groenink as directors?

For the election of directors, cumulative voting is available upon proper notice of a stockholder’s intention to do so. Under cumulative voting, you would have seven votes for each share of common stock you own. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. However, you may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the meeting, before the voting, that he or she intends to cumulate votes. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to cumulate votes in their discretion. The six persons properly placed in nomination at the meeting and receiving the most affirmative votes will be elected as directors.

How many votes are required to approve the change in the Company’s domicile from California to Delaware?

The affirmative vote of holders of a majority of the shares of ETAK’s Common Stock outstanding as of the record date is required to approve the Agreement and Plan of Merger. In addition, the principal terms of the Agreement and Plan of Merger have been approved by the Board of Directors and sole stockholder of ETAK (Delaware).

Because the vote is based on the total number of shares outstanding rather than the votes cast at the Special Meeting, your failure to vote on the Agreement and Plan of Merger has the same effect as a vote against the Reincorporation. As of the record date, directors and executive officers of ETAK currently own [•] shares of ETAK Common Stock, which is [•]% of the outstanding shares. We expect that the directors and executive officers will vote all their shares in favor of the Reincorporation.

As of the Record Date, [•] shares of common stock were issued and outstanding, which is our only class of outstanding voting securities. Therefore, to adopt the Reincorporation Proposal, the affirmative vote of at least [•] shares of our Common Stock is necessary to approve and adopt the Reincorporation Proposal.

How many votes are required to adopt an amendment to the Company’s 2008 Long-Term Incentive Compensation Plan?

The adoption of the amendment to the 2008 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting. Therefore, abstentions and broker non-votes will have no effect on the vote to amend the 2008 Stock Incentive Plan.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote are required to ratify BDO Seidman, L.L.P as our independent registered public accounting firm for the year ending December 31, 2011. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to this proposal.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposal described in this proxy statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

 What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the proposals being placed before our stockholders at the Meeting and in favor of all nominees.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Why is the Company electing to reincorporate from California to Delaware?

The Board of Directors believes that the Reincorporation in Delaware will give the Company enhanced flexibility and a greater measure of flexibility in corporate governance than is currently available in California law, and will help the Company attract and retain its directors and officers. The Company’s Board of Directors also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than California’s corporate laws. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by the Company. The principal reasons for the Reincorporation are described in greater detail on page 9 of this Proxy Statement under the heading “Principal Reasons for the Reincorporation ”.

Will the Company change its name as a result of the Reincorporation?

No. The Company will retain the name “Elephant Talk Communications, Inc.” but will be incorporated under the laws of the state of Delaware.

Will the Reincorporation change the business of Elephant Talk?

No. The Reincorporation will not change the current business of the Company. Following the Reincorporation, Elephant Talk will continue to design, develop, market, distribute and support enterprise systems management software. The principal executive offices will remain located at 19103 Centre Rose Boulevard Lutz, FL, 33558. Only the Company’s state of incorporation will change.

Will Elephant Talk have the same directors and executive officers that the Company currently has following the Reincorporation?

Yes. The executive officers and members of the Board of Directors will not change as a result of the Reincorporation.

As a shareholder of Elephant Talk, do I have appraisal rights if I object to the Reincorporation?

No appraisal rights are available to shareholders of Elephant Talk under the California statutes in connection with the Reincorporation proposal set forth herein.

Who Are the Parties to the Reorganization?

Elephant Talk Communications, Inc.., a California Corporation

Elephant Talk is an international provider of business software and services to the telecommunications and financial services industries. Elephant Talk provides global telecommunication companies, mobile network operators, banks, supermarkets, consumer product companies, media firms, and other businesses a full suite of products and services that enables them to fully provide telecom services as part of their business offerings. The company offers various dynamic products that include remote health care, credit card fraud prevention, mobile internet ID security, multi-country discounted phone services, loyalty management services, and a whole range of other emerging customized mobile services. Elephant Talk Communications Inc. was formed in 2001 as a result of a merger between Staruni Corporation (USA, 1962) and Elephant Talk Limited (Hong Kong, 1994). Staruni Corporation - named Altius Corporation, Inc., until 1997 - was a web developer and Internet Service Provider since 1997 following its acquisition of Starnet Universe Internet Inc. Elephant Talk Limited (Hong Kong) began operating in 1994 as an international long distance services provider, specializing in international call termination into China. In 2006 Elephant Talk Communications, Inc., decided to abandon its strategy of focusing on international calls into China. In 2000 Staruni Corporation became a reporting company on the OTC Bulletin Board under the symbol “SRUN”, replaced by “ETLK” following the merger with Elephant Talk Limited (Hong Kong), and in turn changed to “ETAK” pursuant to a 2008 stock-split.

Elephant Talk Communications Corp., a Delaware Corporation

Elephant Talk Communications Corp., a Delaware corporation (“ETAK (Delaware)”), is a recently formed and wholly-owned subsidiary of ETAK. ETAK (Delaware) was formed for the sole purpose of effecting the Reincorporation. Pursuant to the Agreement and Plan of Merger, attached as Appendix A to this Proxy Statement, ETAK will merge with and into ETAK (Delaware) to effect the Reincorporation, with ETAK (Delaware) as the surviving entity. ETAK (Delaware) presently has no operating history and has nominal assets, liabilities and capitalization.

The principal place of business of each of ETAK and ETAK (Delaware) is located at 19103 Centre Rose Boulevard Lutz, FL, 33558. The telephone number for each is (813) 926 8920

What are the Principal Terms of the Reincorporation?

Pursuant to the Reincorporation Agreement:

•	ETAK will merge with and into ETAK (Delaware), with ETAK (Delaware) as the surviving corporation;

•	The obligations of ETAK will become the obligations of ETAK (Delaware);

•	The separate corporate existence of ETAK in California will cease upon the effectiveness of the merger;

•	The business of ETAK will continue unaffected and unimpaired by the Reincorporation;

•	Each outstanding share of ETAK common stock will automatically be converted into one share of ETAK (Delaware) common stock at the same exercise price;

•	Each ETAK warrant will become a right to purchase the same number of shares of ETAK (Delaware);

•	ETAK (Delaware) will assume ETAK’s stock option plans as well as its other employee incentive plans, including the 2008 Incentive Plan;

•	The existing holders of ETAK common stock will own all of the outstanding shares of ETAK (Delaware) common stock and no change in ownership will result from the Reincorporation;

•	ETAK (Delaware) common stock will continue to be traded on the Nasdaq Global Select Market under the symbol “QSFT,” the current symbol of the Company; and

•	The directors and executive officers of ETAK will be the directors and executive officers of ETAK (Delaware).

When is the Reincorporation Expected to be Completed?

ETAK expects that the Reincorporation will close promptly after the approval at the Annual Meeting.

What if the principal terms of the merger agreement are not approved by ETAK’s shareholders?

The merger and Reincorporation transaction will not occur and you will continue to hold shares of ETAK’s Common Stock and ETAK will continue to be incorporated in the State of California.

Does the Reincorporation affect my ownership or percent of ownership in the Company?

No. Upon consummation of the merger effecting the Reincorporation, each outstanding share of ETAK Common Stock will automatically be converted into one share of common stock of the surviving corporation in the merger, ETAK (Delaware), the shares of ETAK (Delaware) Common Stock held by ETAK will be cancelled, and no additional shares will be issued in the merger. Therefore, the number of shares and the percentage of ownership you hold in the Company will not be changed by virtue of the Reincorporation.

How does the Board of Directors recommend that I vote?

ETAK’s Board of Directors has unanimously approved the principal terms of the Agreement and Plan of Merger and Reincorporation and recommends that you vote your shares “FOR” approval of the Reincorporation Proposal.

How are abstentions and broker non-votes treated?

The presence at the Special Meeting, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting shall constitute a quorum for the transaction of business. ETAK intends to include abstentions and broker non-votes (i.e., shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons entitled to vote) as present or represented for purposes of establishing a quorum. Since the Reincorporation must be approved by a majority of the outstanding shares of common stock, abstentions and broker non-votes will have the effect of a vote against the Reincorporation. “Broker non-votes,” will have no effect on the outcome of the vote with respect to Proposals 1 and 3. Proposal 2 must be approved by a majority of the outstanding shares. As a result, abstentions and broker non-votes on this proposal will have the same effect as a “no” vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 4.

Will the common stock of ETAK (Delaware) be publicly traded?

Yes. After the Reincorporation, ETAK’s Common Stock will no longer be listed on The OTCBB, but ETAK (Delaware)’s common stock will be listed on The OTCBB for trading under ETAK’s current symbol “ETAK”. ETAK will not complete the Reincorporation unless and until ETAK (Delaware)’s common stock is approved for listing on the OTCBB.

Who can help answer my questions?

You can contact our Secretary, Mr. Alex Vermeulen, at legal@elephanttalk.com or by sending a letter to Mr. Vermeulen at offices of the Company at 19103 Centre Rose Boulevard, Lutz, FL 33558, with any questions about proposals described in this proxy statement or how to execute your vote.

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 ELEPHANT TALK COMMUNICATIONS, INC.
19103 CENTRE ROSE BOULEVARD
LUTZ, FL 33558

PROXY STATEMENT

INTRODUCTION

2011 Annual Meeting of Stockholders

This Proxy Statement is being furnished to holders of shares of common stock, no par value (the “Common Stock“) of Elephant Talk Communications, Inc., a California corporation (the “Company“), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors“) for use at the 2011 Annual Meeting of Stockholders of the Company (the “Meeting“). The Meeting is to be held at the offices of Ellenoff Grossman & Schole LLP, located at 150 East 42nd Street, New York, NY, 10017, on Friday, September 9, 2011, at 15:00 p.m. local time and at any adjournment or adjournments thereof.

Record Date; Mailing Date

The Board of Directors has fixed the close of business on July 21, 2011 (the “Record Date“) as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. We intend to mail a Notice Regarding the Availability of Proxy Materials (the “Notice”) to our shareholders on or about [•], 2011. The Notice will instruct you as to how you may access and review all of the important information contained in the proxy materials. The Notice will also instruct you as to how you may submit your proxy on the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Proposals to be Submitted at the Meeting

At the Meeting, Stockholders will be acting upon the following proposals:

1.	To elect seven Directors for a term expiring at the Company's next annual meeting, or until their successors are duly elected and qualified;

2.	The approval of our change in corporate domicile from California to Delaware;

3.	To adopt an amendment to our 2008 Long-Term Incentive Plan;

4.	To ratify the appointment of BDO Seidman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

Principal Offices

The principal executive offices of the Company are located at 19103 Centre Rose Boulevard, Lutz, FL, 33558. The Company’s telephone number at such address is (813) 926 8920.

Information Concerning Solicitation and Voting

As of the Record Date, there were ________ outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. For the election of directors, cumulative voting is available upon proper notice of a stockholder’s intention to do so. A candidate’s name must have been placed up for nomination prior to the voting and the shareholder must provide notice of intent to vote cumulatively at the Annual Meeting prior to the vote. If any one shareholder has given that notice, all shareholders may cumulate their votes for a candidate’s nomination. Under cumulative voting, you would have six votes for each share of common stock you own. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. However, you may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the meeting, before the voting, that he or she intends to cumulate votes. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to cumulate votes in their discretion. The six persons properly placed in nomination at the meeting and receiving the most affirmative votes will be elected as directors. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on voting matters 2 and 3 and will therefore have no effect on the outcome of the vote with respect to Proposals 1 and 3. Proposal 2 must be approved by a majority of the outstanding shares. As a result, abstentions and broker non-votes on this proposal will have the same effect as a “no” vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 4.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL AND IN FAVOR OF THE NOMINEES IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS AND FOR EACH OF THE NOMINEES TO BE SUBMITTED AT THE MEETING.

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PROPOSAL 1

ELECTION OF DIRECTORS

Introduction

At the Annual Meeting, seven individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of seven persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted “FOR” the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

Three current Directors to be considered for re-election, Roderick de Greef, Phil Hickman and Rijkman Groenink are not related to each other and are “independent.”

The four other current Directors to be considered for re-election are Steven van der Velden, Martin Zuurbier, Yves R. Van Sante and Johan Dejager, all of whom currently are not independent.

If Proposal 2 is passed at the Annual Meeting, our Articles of Incorporation will authorize the Board of Directors to fix the number of Directors that constitute the whole Board at any number that is not less than six and not more than eleven. The Bylaws will also give our Board of Directors the authority to appoint new Directors to fill vacancies and newly created positions on the Board.

As described above, our Directors will generally serve one-year terms. If all the nominees are elected, the Board of Directors will consist of seven Directors.

Although we plan to have a seven-person Board of Directors following the 2011 Annual Meeting of Shareholders, our Board may utilize its authority granted in the Bylaws to increase the number of Directors and to appoint Directors to ensure compliance with NASDAQ rules that require that a majority of our Directors be “independent” as defined in NASDAQ rules. This means the number of Directors may be different than we currently plan.

Information about each of the nominees, who are our current Directors, is set forth below.

Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the election of each nominee named in this section.

If any director nominee is unable or unwilling to serve as a nominee at the time of the annual meeting, the persons named as proxies may vote for a substitute nominee designated by the present Board to fill the vacancy or for the balance of the nominees, leaving a vacancy. Alternatively, the Board may reduce the size of the Board. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a director. Such persons have been nominated to serve until the annual meetings described in this Proxy Statement or until their successors, if any, are elected or appointed. This section contains the names and biographical information for each of the nominees who are our current Directors.

For the election of directors, cumulative voting is available pursuant to California law. Under cumulative voting, you would have six votes for each share of common stock you own. You may cast all of your votes for one candidate, or you may distribute your votes among different candidates as you choose. However, you may cumulate votes (cast more than one vote per share) for a candidate only if the candidate is nominated before the voting and at least one shareholder gives notice at the meeting, before the voting, that he or she intends to cumulate votes. If you do not specify how to distribute your votes, by giving your proxy you are authorizing the proxyholders (the individuals named on your proxy card) to cumulate votes in their discretion. The six persons properly placed in nomination at the meeting and receiving the most affirmative votes will be elected as directors.

The following table sets forth certain information concerning each nominee for election as a Director of the Company:

Name	Age	Position	Director Since
Steven Van der Velden	55	Chairman of the Board President, Chief Executive Officer and Director	2006
Martin Zuurbier	51	Chief Technical Officer and Director	2007
Yves R. Van Sante	51	Director	2006
Johan Dejager	52	Director	2006
Roderick de Greef (1)(2)(3)	50	Director	2008
Phil Hickman (1)(2)(3)	61	Director	2010
Rijkman Groenink (1)(2)(3)	61	Director	2011
(1)(2)(3)
(1) Member of Audit Committee.
(2) Member of Nominating Committee
(3) Member of Compensation Committee

At the Meeting, stockholders will be asked to elect each of Steven van der Velden, Martin Zuurbier, Yves R. van Sante, Johan Dejager, Roderick de Greef, Phil Hickman and Rijkman Groenink as a Director, each to hold office until the next annual meeting of stockholders or until his successor is elected and qualified or until his earlier resignation or removal.

The Board of Directors has nominated each of Steven van der Velden, Martin Zuurbier, Yves R. van Sante, Johan Dejager, Roderick de Greef , Phil Hickman and Rijkman Groenink, who each currently serve as a director, to stand for reelection at the Meeting. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of Steven van der Velden, Martin Zuurbier, Yves R. van Sante, Johan Dejager, Roderick de Greef , Phil Hickman and Rijkman Groenink.

We have been advised by each of Messrs. van der Velden, Zuurbier, van Sante, Dejager, de Greef, Hickman and Rijkman Groenink that they are willing to be named as a nominee and each is willing to continue to serve as a Director if reelected. If some unexpected occurrence should make necessary, in the discretion of the Board of Directors, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board of Directors.

Directors and Executive Officers

Listed below are the names of the directors, executive officers and significant employees of the Company, their ages as of July 12, 2011 and positions held:

Name	Age	Position(s) Held
Steven van der Velden.	55	Chairman of the Board, President, Chief Executive Officer
Martin Zuurbier	51	Operations, Chief Technical Officer and Director
Yves van Sante	51	Director
Johan Dejager	52	Director
Roderick de Greef(1)(2)(3)	50	Director
Phil Hickman(1)(2)(3)	61
Rijkman Groenink(1)(2)(3)	61	Director
Mark Nije	48	Chief Financial Officer
William van der Brink	53	Chief Commercial Officer
Pat Carroll	52	Chief Executive Officer – Validsoft subsidiary
Alex Vermeulen	56	General Counsel

(1)	Member of Audit and Finance Committee.

(2)	Member of Nominating and Corporate Governance Committee.

(3)	Member of Compensation Committee

There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

Except as set forth below, none of the Company’s directors or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such director’s or officer’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

Background

The following is a brief summary of the background of each Director of the Company:

Steven van der Velden has been a director since October 24, 2006 and our Chairman, President and Chief Executive Officer since October 30, 2006. Mr. van der Velden has experience in consultancy, logistics, real estate development, and telecommunications, e-commerce and investment management. He founded his first consultancy firm in 1983 and since then Mr. van der Velden has started over a dozen companies. Mr. van der Velden is involved in various Information Communication Technology ventures throughout Europe, North America and the Far East, and currently serves as Chairman of the Board of QAT Investments SA in Luxembourg. In 2000, he co-founded E-commerce Park NV, which has developed a 50,000 sq.ft. data centre and Internet hosting facility, located on top of the various fiber optic landing points in Curacao. In 1994, Mr. van der Velden co-founded the ITA International Telemedia Association, known today as the Network for Online Commerce, and served as its first Chairman. In the same year, he co-founded InTouch Telecom SA/NV to offer a wide range of business and consumer telecom applications to the Belgian Market, and served as its CEO until the company was sold to Global TeleSystems, Inc. in 1999. From 1988 until 1992 he served as the first Managing Director of Antillephone NV. Currently he is a Director of Unicom NV. Between 1986 and 1988, Mr. van der Velden co-headed a team of 16 consultants, which advised on and implemented a wide range of measures to balance budgets and to restructure the internal organizations of the Governments of both the Dutch Antilles and the island of Curacao. Mr. van der Velden earned his Master’s Degree in Business Administration from Rotterdam School of Management, the Netherlands, and a Master’s Degree in Law from Leiden University, the Netherlands. He splits his time between Curacao, Dutch Antilles and Brussels, Belgium. Mr. Van der Velden has extensive experience in the telecommunications industry and the business world in general. He has 30 years of experience in management, of which 20 years is in telecommunications. Mr. Van der Velden is also the Chief Executive Officer of the Company. As such, we believe that Mr. Van der velden is qualified to serve as a Director.

Martin Zuurbier has been responsible for Operations and Chief Technical Officer and a director since January 1, 2007. From January 2005 until January 1, 2007, Mr. Zuurbier had been the Chief Operating Officer and Chief Technology Officer of Benoit Telecom Holding AG, a telecom service provider in Europe that was acquired by us on January 1, 2007. From December 1999 to December 2004, Mr. Zuurbier served as director and was the founder of Vocalis Telecom Group located in The Netherlands and Switzerland. Mr. Zuurbier was responsible for building, maintaining and operating a telecommunications network spanning eight countries in Europe, including all back-office, billing and Client Provisioning Management systems. From January 1995 to June 1999, Mr. Zuurbier was directly involved in the telecommunications industry and was involved in the development of new switching technology in collaboration with hardware manufacturer Dialogic, implementation of the Amsterdam Carrier Ring in 1999 with COLT Telecom BV as the launch customer, and negotiating increased capacity on behalf of various international telecommunications companies. Prior to 1995, Mr. Zuurbier was involved in the production of television commercials for the European market. Mr. Zuurbier has extensive experience in telecommunications and the business world in general. Mr. Zuurbier is also the Chief Technology Officer of the Company. As such, we believe that Mr. Zuurbier is qualified to serve as a Director.

Yves R. van Sante has been a director since October 24, 2006.  Mr. van Sante founded QAT Investments S.A. in 2002, where he currently serves as the Chief Executive Officer. Concurrently, Mr. van Sante has held various Management and Board functions in companies supported by Quercus Aimer Trust Investments (“QAT”), the majority shareholder of our company, such as being a member of the Business Club ‘De Warande’ in Belgium since 1998. In 2000, Mr. van Sante became the Managing Director of E-port NV in Ostend, Belgium, a call centre owned by the Port of Ostend. When E-port was sold after six months to the Dutch call-centre Call-IT, Mr. van Sante was asked to become Advisor to the Management Board of Call-IT. In 1999, Mr. van Sante became Vice-President Business Services with GTS, a Pan European Telecom operator. In this position, Mr. van Sante consolidated acquisitions and turned a voice Telco operator around into an IP operator. In 1994, Mr. van Sante co-founded and became partner of InTouch Telecom, a privately owned Belgium Telco company. As its Managing Director, Mr. van Sante was responsible for Business Development, Sales and Marketing. From 1987 until 1993, Mr. van Sante served as Sales and Marketing Manager for Central Europe at 3C Communications (currently named Tele-2) in Luxemburg, where he launched Credit Card Telephony across Europe. Prior to this position, Mr. van Sante became a Business Unit Manager of Public Telephony at Belgacom, a former Belgian owned telecom operator, where he managed a department of over 650 employees. Mr. van Sante started his career as an Advisor at United Brokers in 1982. Mr. Van Sante studied Marketing, Communication and Commercial Management at the High School for Business Economics and Commercial Management in Ghent, Belgium in 1980.  Mr. van Sante has extensive experience in telecommunications and the business world in general.  Mr. van Sante is also a representative of one of the larger shareholders of the Company, QAT Investments. As such, we believe that Mr. van Sante is qualified to serve as a Director.

Johan Dejager has been a director since October 24, 2006. Mr. Dejager is managing director and owner of Osta Carpets, a specialized niche producer of area rugs with production plants in Belgium and a distribution center in Barcelona, and Gaverdal, a finishing plant for the carpet industry. He is also Managing Director of Ligne Pure, a company specialised in the design and manufacturing of handmade carpets for the decorator market. Mr. Dejager serves as a member of the Board of Directors of QAT Investments SA. In addition, he is a shareholder and director of Keyware, a provider of identity-related solutions and services, and of SPARNEX, an engineering company developing and industrializing DSL products for the telecom industry. Mr. Dejager is a member of the Board of Directors of FEBELTEX (the Federation of the Belgian Textile Companies). As Vice-President of the company, Mr. Dejager is in charge of the subdivision of interior textiles. Mr. Dejager holds a Bachelors degree (1981) and a Masters degree in Commercial Engineering from the University of Leuven, Belgium (1981) and an MBA from Insead Fontainebleau, France (1982).  Mr. Dejager has extensive experience in the business world in general as well as serving as a director of companies including a company in the telecom industry.  Mr. Dejager is also a representative of one of the larger shareholders of the Company, QAT Investments. As such, we believe that Mr. Dejager is qualified to serve as a Director.

Roderick de Greef has served on our Board of Directors since January, 2008.  Mr. de Greef is the principal of Taveyanne Capital Advisers, Inc., a firm providing corporate finance consulting services.  Since November 2008, Mr. de Greef has been chairman of the board of Cambridge Heart, Inc. Previously Mr. de Greef has served as the Chief Financial Officer of Cambridge Heart from October 2005 to July 2007.  Mr. de Greef served as the Executive Vice President, Chief Financial Officer and Secretary of Cardiac Science, Inc. from March 2001 to September 2005.  From 1995 to 2001, Mr. de Greef provided corporate finance advisory services to a number of early stage companies including Cardiac Science, where he was instrumental in securing equity capital beginning in 1997, and advising on merger and acquisition activity. Mr. de Greef also serves on the board of directors of Endologix, Inc., a public medical device company located in Irvine, California, and BioLife Solutions, Inc., a public life sciences company based in Bothell, Washington.  Mr. de Greef has extensive experience in corporate finance and the business world in general as well as serving as an officer and director of public companies.  Mr. de Greef is also independent and qualifies as an audit committee financial expert.  As such, we believe that Mr. de Greef is qualified to serve as a Director.

Phil Hickman was appointed as director on 29 March 2010. Mr. Hickman manages his own consultancy and advisory business in the fields of corporate strategy and organization, offshore banking, business process outsourcing (BPO), payment & cash management solutions, internet and telephony security, sales and marketing. Mr. Hickman is Chairman of ValidSoft, a member of the Elephant Talk Communications Group, and he is also a Director of Alfa Bank Holdings, the largest privately-owned bank in Russia and part of the Alfa Group.  He also acts as an advisor with the Bank in Russia, Ukraine, Belarus and Kazakhstan. Mr. Hickman is also Chairman of Earthport plc, a publicly quoted company in the UK engaged in the Payments industry.  Mr. Hickman spent 32 years in HSBC Bank plc and has been responsible for developing and implementing many areas of change and innovation both in the UK and around the world. Before leaving HSBC, Mr. Hickman was Head of Strategy & Planning HSBC Commercial Bank.  Mr. Hickman has extensive experience in banking, corporate finance and the business world in general as well as serving as a director of other public companies.  He also qualifies as an independent director.  As such, we believe that Mr. Hickman is qualified to serve as a Director.

Rijkman Groenink, was appointed as director on April 1, 2011.  Mr. Groenik’s career spans nearly 35 years at ABN Amro, starting in 1974 at Amro, prior to its merger with ABN. He served for more than seven years as Chairman of the Managing Board of ABN Amro Holding NV. Under Groenink’s leadership the bank has been streamlined to focus on its core activities, while bolstering its operations through successful acquisitions, such as Banco Sudameris de Brazil, Delbrück & Co. and Bethmann Maffei in Germany, Michigan National, and the acquisition of Banca Antonveneta. Mr. Groenink was elected European Banker of the Year 2005. In November 2007 he left as Chair at ABN Amro, following the acquisition of the bank by a consortium of banks, comprising of RBS, Fortis and Santander. He is currently a partner at Atlas N.V., an investment vehicle. Mr. Groenink received a law doctorate from the University of Utrecht, a Diploma in Business Administration from Manchester Business School, and a diploma Honoris Causa M.B.A. in International Business from the MIB School of Management in Trieste, Italy. Mr. Groenink received a royal knighthood, when he was appointed Officer in the Order of Oranje-Nassau by Her Majesty Queen Beatrix in 2006.  Mr. Groenink has extensive experience in banking, corporate finance and the business world in general as well as serving as an officer and director of other public companies.  He also qualifies as an independent director.  As such, we believe that Mr. Groenink is qualified to serve as a Director.

Executive Officers

Mark Nije was general manager Europe since January 1 2007, a function he held since the end of 2004 within the acquired Benoit Telecom Group. Mr. Nije was appointed Chief Financial Officer on December 15, 2008. Mr. Nije has experience in finance, project management, business development, investment management, logistics and telecommunications. Mr. Nije started as project manager and management consultant for Tebodin Consulting Engineers and Reitsma & Wertheim M&A specialists, the Netherlands. In 1990 he co-founded Logistic Management International NV (LMI), an international cargo transportation and airport handling company at the airport of Curacao, Netherlands Antilles. During those years he served as a board member and vice-chairman of the Curacao Exporters Association. From 2000-2002 Mr. Nije was co-founder and director of PickYourGifts BV, an internet start-up. In 2003 he became partner of QAT Investments SA, the Luxemburg venture capital fund, where he has been active as investment manager and/or board member in various ICT related ventures of QAT. Currently he is member of the Dutch Association of CEO’s and Directors (NCD). Mr. Nije earned his Master’s Degree in Business Administration from the Rotterdam School of Management, the Netherlands, and a Bachelor of Science Degree in Building Construction Management from the University of Reading, United Kingdom.

Mr. Nije is a cousin of the wife of Mr. van der Velden.  Other than the aforesaid, there are no family relationships between any director or executive officer.

Patrick Carroll is Founder and CEO of ValidSoft Limited, the company that was acquired in 2010 by Elephant Talk Communications. ValidSoft is a software engineering company that develops advanced security software solutions to help global institutions counter the most sophisticated Card and electronic fraud consistent with leading independent research thinking.  Prior to founding ValidSoft, Mr. Carroll was employed as Head of Electronic Trading Technology in Europe for Goldman Sachs International where responsibilities included technical strategy related to Electronic Trading, Client Connectivity and Straight Through Processing (STP).   Mr. Carroll has extensive Financial Services & technical experience (over 25 years) and has previously worked in a senior capacity with J.P Morgan, Credit Suisse Financial Products and Bankers Trust Company.

Willem van den Brink started working for Elephant Talk October 1, 2010 as our Chief Commercial Officer. Prior to joining Elephant Talk, Mr. Van den Brink served as Vice President New Business Development for KPN Mobile International, which operates in Germany, Belgium, France and Spain. Throughout his tenure, he generated new business developments via partnerships with non-telecommunications companies and created bottom-line value for KPN. Mr. Van den Brink also organized multi-country partnerships that accelerated revenue and margin growth. Prior to his role as Vice President New Business Development for KPN Mobile International, Mr. Van den Brink held a variety of senior management positions with KPN Netherlands, the leading telecom and ICT service provider in the Netherlands. Within his responsibilities he contributed to reorganizing businesses resulting in direct increase of the bottom-line and top-line results. He has extensive experience in restructuring sales from commodity sales to value-added consultative selling sales, focusing on ICT outsourcing, to aggressively grow the business.  Mr. Van den Brink holds a Masters degree in Experimental Physics from Catholic University Nijmegen and a Ph.D. from the University of Utrecht.

Alexander Vermeulen has been General Counsel of the company since 2007. Mr. Vermeulen worked for twenty years as manager with ING, one of Europe’s leading financial groups. He served amongst others as General Manager for the Caribbean area and General Manager Postbank Insurances, a leading direct writer in the Dutch market. In Italy he was responsible for all the life insurance activities of ING and was director of various ING entities, amongst which the funds investment company. In 2003 Mr. Vermeulen started his own consultancy company in Italy, initially with advisory services in the life insurance market and broadening later on to other sectors. In 2006 Mr. Vermeulen started working for Elephant Talk as consultant. In 2007 he joined Elephant Talk full time as General Counsel. Mr. Vermeulen holds a Masters degree in Law from Leiden University, the Netherlands.

There are no arrangement between our directors and any other person pursuant to which our directors were nominated or elected for their positions other than the following:

We have agreed with Rising Water Capital, A.G., a large shareholder, and an entity in which QAT holds a 51% ownership interest, to use our best efforts to retain our current management, including Mr. van der Velden, pursuant to a settlement agreement dated May 13, 2008.

Director Independence

We believe that only Roderick de Greef, Phil Hickman and Rijkman Groenink qualify as independent directors for NASDAQ Stock Market purposes. This means that our Board of Directors is not composed of a majority of independent directors as required by the rules of the NASDAQ Stock Market.

Meetings of the Board of Directors and Stockholders

Our board of directors met in person and telephonically five times during 2010 and also acted by unanimous written consent. Each member of our board of directors was present at eighty (80%) percent or more of the Board of Directors meetings held.

Board Committees

Our Board of Directors has established three standing committees—Audit, Compensation, and Nominating and Corporate Governance.  All Committees operate under a charter that has been approved by the board.

Audit Committee

Our board of directors has an Audit Committee, composed of Roderick de Greef , Phil Hickman and Rijkman Groenink, all of whom are independent directors as defined in accordance with section 3(a)(58)(A) of the Exchange Act and the rules of NASDAQ. Mr. de Greef serves as chairman of the committee. The Audit Committee met four times during 2010. The board of directors has determined that Mr. de Greef is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met four times during 2010. Each member of the Audit Committee was present at one hundred (100%) percent of the Audit Committee meetings held during such director’s tenure as a member of the Audit Committee.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which is reviewed annually) and performs several functions. The Audit Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•
reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	oversees all aspects our systems of internal accounting control and corporate governance functions on behalf of the board; and

•
provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including Sarbanes-Oxley implementation, and makes recommendations to the board of directors regarding corporate governance issues and policy decisions.

Nominating and Corporate Governance Committee

Our board of directors has a Nominating and Corporate Governance Committee composed of Rijkman Groenink, Roderick de Greef and Phil Hickman. Mr. Groenink serves as the chairman of the committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing new potential director nominees to the board of directors for consideration. The Nominating and Corporate Governance Committee met one time in 2010 and has a charter which is reviewed annually. All members of the Nominating and Corporate Governance Committee are independent directors as defined by the rules of the NASDAQ Stock Market. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating and Corporate Governance Committee c/o Alex Vermeulen, Elephant Talk Communications Corp., 19103 Centre Rose Boulevard, Lutz, FL, 33558. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria. During 2010, we did not pay any fees to any third parties to assist in the identification of nominees. During 2010, we did not receive any director nominee suggestions from stockholders.

The Nominating and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each of our officers or directors or specific qualities or skills that are necessary for one or more of our officers or members of the board of directors to possess. However, the committee generally evaluates the following qualities: educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our shareholders.

Compensation Committee

Our board of directors also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and also assists the board of directors in reviewing and approving matters such as company benefit and insurance plans. The Compensation Committee has a charter and is composed of three members: Phil Hickman, Roderick de Greef and Rijkman Groenink. Mr. Hickman acts as chairman of this committee. The Compensation Committee met four times during 2010.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation. In 2010, the Compensation Committee did not engage any such compensation consultants or advisers.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Compensation Committee, or other committee serving an equivalent function. None of the members of our Compensation Committee has ever been our employee or one of our officers.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors determines what corporate leadership structure it deems appropriate for the Company based on factors such as the experience of the applicable individuals, the current business environment of the Company, the current stage of development and commercialization of our products and product candidates, as well as other relevant factors.

The Board of Directors is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year 2010, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons, except for some  Form 4’s and Forms 5 for Roderick de Greef,  Martin Zuurbier, Johan Dejager, Yves van Sante, Phil Hickman, Mark Nije, Patrick Carroll, Alex Vermeulen, RWC and QAT and QAT II Investments.

Code of Ethics

We have adopted a code of ethics that applies to all employees, as well as each member of our board of directors. Our code of ethics is posted on our website, and we intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, www.elephanttalk.com.  A copy of our code of ethics is also available in print, without charge, upon written request to 19103 Centre Rose Boulevard, Lutz, FL 33558. Attn: Alex Vermeulen.

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Audit Committee Report *

The audit committee of the Board of Directors (the “Committee”) during 2010 was composed of two directors: Roderick de Greef and Phil Hickman, each of whom was “independent” as defined by the rules of the NASDAQ Stock Market. Mr. de Greef serves as chairman of the committee. The Board of Directors has adopted a written Audit Committee Charter, which was filed as Annex A to the Company’s 2007 Proxy Statement.

Management is responsible for the Company’s financial statements, financial reporting process and systems of internal control. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board of Directors. The responsibilities of the Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditor.

The Committee discussed with the Company’s independent auditor, with and without management present, such auditor’s judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Committee has discussed with the independent auditor, the auditor’s independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the independent auditor as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”

In reliance on such discussions with management and the independent auditor, review of the representations of management and review of the report of the independent auditor to the Committee, the Committee recommended (and the Board of Directors approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The Committee and the Board of Directors have also, respectively, recommended and approved the selection of the Company’s current independent auditor, which approval is subject to ratification by the Company’s stockholders.

Submitted by:

Audit Committee of the Board of Directors

/s/ Roderick de Greef
/s/ Phil Hickman

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The following table sets forth all annualized compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2010 and 2009. Individuals we refer to as our "named executive officers" include our Chief Executive Officer, Chief Technology Officer, Chief Financial Officer, Chief Commercial Officer, Chief Executive Officer of ValidSoft and General Counsel.

SUMMARY COMPENSATION TABLE

Name and principle position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)		Total ($)
Steven van der Velden	2009	$0	$	$193,380		$193,380
(President and CEO)	2010	$0	$	$955,665	(2)	$955,661
Martin Zuurbier	2009	$216,920	$	$118,500		$335,420
(OPS,CTO)	2010	$206,655	$	$301,788	(3)	$508,443
Mark Nije	2009	$191,891	$	$79,000		$270,891
(Chief Financial Officer)	2010	$182,811	$	$301,788	(4)	$484,598
Patrick Carroll	2009	$0	$	$0		$0
(Chief Executive Officer of ValidSoft)	2010	$182,811	$	$301,788	(5)	$484,598
Willem van den Brink (>01Oct2010)	2009	$0	$	$0		$0
(Chief Commercial Officer)	2010	$59,612	$	$21,343	(6)	$80,955
Alex Vermeulen	2009	$150,176	$	$79,000		$229,176
(General Counsel)	2010	$143,069	$	$150,894	(7)	$293,963

(1)
The amounts included in these columns are the aggregate fair values of the awards granted by the Company to the executives in the fiscal year, valued in accordance with ASC 718 for the fiscal years ended December 31, 2009 and December 31, 2010. Pursuant to SEC rules, the amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions. The share price used has been the share price at closing of the grant-date on April 1, 2010 ($1.75) except for the shares granted to Willem van den Brink who joint October 1, 2010 these were valued against $2.29 which had been the 10 (working)day average of the last quarter of 2010. Changes in compensation in the above table may arise as a result of exchange rate differences.

(2)	Comprised of 546,092 shares of restricted stock granted as salary in lieu of € 228,000 cash; see note
(3)	Comprised of 172,450 shares of restricted stock granted as salary in lieu of € 72,000 cash; see note
(4)	Comprised of 172,450 shares of restricted stock granted as salary in lieu of € 72,000 cash; see note
(5)	Comprised of 172,450 shares of restricted stock granted as salary in lieu of € 72,000 cash; see note
(6)	Comprised of 9,304 shares of restricted stock granted as salary in lieu of € 12,000 cash.
(7)	Comprised of 86,225 shares of restricted stock granted as salary in lieu of € 36,000 cash; see note
Note to (2), (3), (4), (5) and (7):
In order to convert part of the agreed cash salaries into shares the Company applied a valuation model based upon the conditions provided to investors of the 2009 Convertible Promissory Note. This resulted in the number of shares of stock issued to the executive officers. However, from an accounting point of view these shares had to be fair valued based on the share price of the date of grant, which translates into the (larger) amounts mentioned in the table compared to amounts as valued by the company and as agreed in cash. The stock awards as mentioned for 2009 only include the bonus shares awarded to the executive officers and not their respective salary stock compensation in lieu of cash because these stock awards were already granted and vested in earlier years.

Employment Agreements

Except as set forth below, we currently have no written or unwritten employment agreements with any of our executive management or directors.

Steven van der Velden, President and Chief Executive Officer - We intend to enter into an employment agreement with Mr. van der Velden which will provide for his continued employment in his present capacity as President and Chief Executive Officer prior to the end of 2011. Mr. van der Velden is paid as base compensation € 228,000 per annum, of which 100% is paid in the form of restricted common stock, which is consistent with prior years.  Mr. Van der Velden receives no fees (cash or stock) for serving on our board of directors. All shares for Mr. Van der Velden were on his behalf issued to QAT II Investments.

Martin Zuurbier, Operations/Chief Technical Officer - We intend to enter into an employment agreement with Mr. Zuurbier which will provide for his continued employment in his present capacity as Chief Operating Officer and Chief Technical Officer prior to the end of 2011.  Mr. Zuurbier is paid € 228,000 per annum, of which 31.5% is paid in the form of restricted common stock, which is consistent with prior years.   Mr. Zuurbier receives no fees (cash or stock) for serving on our board of directors. All shares for Mr. Zuurbier were on his behalf issued to Interact W.L.L..

Mark Nije, Chief Financial Officer, - We intend to enter into an employment agreement with Mr. Nije which will provide for his continued employment in his present capacity as Chief Financial Officer prior to the end of 2011. Mr. Nije is paid € 210,000 per annum, of which 34% is paid in the form of restricted common stock, which is consistent with prior years.   All the shares for Mr. Nije were on his behalf issued to LMI Europe B.V.

Patrick Carroll, Chief Executive Officer of ValidSoft, a 100% subsidiary of the Company,- We intend to enter into an employment agreement with Mr. Carroll which will provide for his continued employment in his present capacity as Chief Executive Officer of ValidSoft  prior to the end of 2011. Mr. Carroll is paid € 210,000 per annum, of which 34% is paid in the form of restricted common stock, which is consistent with prior years.

Alex Vermeulen, Chief General Counsel,- We intend to enter into an employment agreement with Mr. Vermeulen which will provide for his continued employment in his present capacity as Chief General Counsel prior to the end of 2011. Mr. Vermeulen is paid € 144,000 per annum, of which 25% is paid in the form of restricted common stock, which is consistent with prior years.  All the shares for Mr. Vermeulen were on his behalf issued to Scere Company Italy SRL.

Willem van den Brink, Chief Commercial Officer,-Per October 1, 2010 we have entered  into a written agreement with Mr. Van den Brink for the provision of his services as Chief Commercial Officer. The contract has a 4 year duration. Annual compensation is € 228,000, of which till January 1, 2012 21% is paid in shares.

Administration

Our board of directors has established a compensation committee that, among other duties, administers the Incentive Plan. The compensation committee is composed of two members of the Board , whom are “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Members of our compensation committee serves at the pleasure of our Board. In connection with the administration of our Incentive Plan, the compensation committee, with respect to awards to be made to any person who is not one of our directors:

•	determine which employees and other persons will be granted awards under our Incentive Plan;
•	grant the awards to those selected to participate;
•	determine the exercise price for options; and
•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;

•	the terms of proposed grants of awards to those selected by our Board of Directors to participate;
•	the exercise price for options; and
•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors.

In addition, the compensation committee will:
•	interpret our Incentive Plan; and
•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of Awards

Our Incentive Plan permits the Compensation Committee to grant the following types of awards.

Stock Options . Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a shareholder who owns shares of our outstanding stock of all classes representing more than 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights . A stock appreciation right permits the grantee to receive an amount (in cash, common stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or a committee of the Board.

Restricted Stock . Restricted shares of our common stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units . The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board of Directors or a committee of the Board or required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Performance Bonus . The Incentive Plan permits grants of performance bonuses, which may be paid in cash, common stock or combination thereof as determined by the Board of Directors or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the compensation committee at the time of the grant. An employee’s receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the compensation committee. The performance targets will be determined by the Board of Directors or a committee of the Board based upon the factors described above relating to restricted stock awards. Following the end of the performance period, the Board of Directors or a committee of the Board will determine the achievement of the performance targets for such performance period. Payment may be made within 60 days of such determination. Any payment made in shares of common stock will be based upon the fair market value of the common stock on the payment date.

DIRECTOR COMPENSATION

Compensation of Directors Summary Table

The following table represents compensation paid in 2010 to our directors who are not “named executive officers.”

Name	Fees Earned or Paid in Cash ($)	Stock Award ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Johan Dejager (1)(2)	$0	$0	$0	$0	$0	$0	$0
Yves van Sante (1)(2)	$0	$0	$0	$0	$0	$0	$0
Roderick de Greef (3)	$0	$256,729	$0	$0	$0	$0	$256,729
Phil Hickman (4)	$0	$172,898	$0	$0	$0	$0	$172,898

(1)
In 2010 no compensation was paid to the above directors as a result of the fact that each of the above-named directors was granted shares of restricted common stock already in 2008, which vested immediately, for their continued service on our Board of Directors through  December 31, 2010. As a result and in accordance with accounting rules, the table does not show compensation for 2010.

(2)
We granted to QAT Investments SA on behalf of each of Messrs. Dejager and van Sante, on  November 17, 2008, respectively, 500,000 shares of our common stock for their continued service on our Board of Directors through December 31, 2010.

(3)
On April 1, 2010 we granted 146,702 shares of our common stock to Mr. de Greef for his continued service on our Board of Directors through December 31, 2010.  The grant resulted from the agreement that Mr. de Greef was entitled to a cash compensation of € 61,250. Based upon the calculation of a fair value equal to that cash compensation we adopted a valuation based upon the conditions provided to investors of the 2009 Convertible Promissory Note. Hence, the € 61,250 translated into 146,702 shares. However, from an accounting point of view these shares had to be fair valued based on the share price of the date of grant. Consequently, we reported a value of $ 256,729 on the date of issuance which vested immediately.

(4)
Mr. Hickman was appointed in our Board as of March 30, 2010. On April 1, 2010, we granted 98,977 shares of our common stock to PGH Business Solutions, Ltd. On behalf of Mr. Hickman for his service on our Board of Directors through December 31, 2010. The grant resulted from the agreement that Mr. Hickman was entitled to a cash compensation of € 41,250. Based upon the calculation of a fair value equal to that cash compensation we adopted a valuation based upon the conditions provided to investors of the 2009 Convertible Promissory Note. Hence, the € 41,250 translated into 98,977 shares. However, from an accounting point of view these shares had to be fair valued based on the share price of the date of grant. Consequently, we reported a value of $ 172,898 on the date of issuance which vested immediately. In addition, in 2010 Mr. Hickman was paid by Validsoft, Ltd., a subsidiary of the Company,  GBP 60,000 to PGH Business Solutions Ltd. for services provided during the year  by Mr. Hickman to Validsoft.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF STEVEN VAN DER VELDEN, MARTIN ZUURBIER, YVES VAN SANTE, JOHAN DEJAGER, RODERICK DE GREEF, PHIL HICKMAN AND RIJKMAN GROENINK TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS, TO HOLD OFFICE UNTIL THE 2012 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR UNTIL THEIR EARLIER RESIGNATION OR REMOVAL.

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PROPOSAL 2

REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

Overview

On _________, 2011, ETAK’s Board of Directors approved the reincorporation of the Company from California to Delaware by means of a merger of the Company with and into a wholly-owned subsidiary of the Company, Elephant Talk Communications Corp., a Delaware corporation (“ETAK (Delaware)”, recently established to effect the reincorporation. ETAK (Delaware) will survive the merger and issue one share of its common stock for each outstanding share of the Company’s common stock in connection with the merger (the “Reincorporation”). The name of the Delaware corporation, which will be the successor to the Company, will be Elephant Talk Communication Corp.

 The Board of Directors believes that the Reincorporation in Delaware will give ETAK a greater measure of flexibility in corporate governance than is currently available under California law, and will help ETAK attract and retain its directors and officers. ETAK’s Board of Directors also believes Delaware’s corporate laws are generally more modern, flexible, highly developed and more predictable than California’s corporate laws. Delaware corporate laws are also periodically revised to be responsive to the changing legal and business needs of corporations. For this reason, many public corporations have initially incorporated in Delaware or have changed their corporate domiciles to Delaware in a manner similar to that proposed by ETAK.

 Shareholders are urged to read the Proxy Statement carefully, including the related Appendices referenced below and attached to this Proxy Statement, before voting on the Reincorporation. The following discussion summarizes material provisions of the Reincorporation. This summary is subject to and qualified in its entirety by the Agreement and Plan of Merger (the “Reincorporation Agreement”) that will be entered into by the Company and ETAK (Delaware) in substantially the form attached hereto as Appendix A and the Certificate of Incorporation of ETAK (Delaware) to be effective after the Reincorporation, in substantially the form attached hereto as Appendix B (the “Delaware Certificate”) and the Bylaws of ETAK (Delaware) to be effective after the Reincorporation (the “Delaware Bylaws”), in substantially the form attached hereto as Appendix C. Copies of the Articles of Incorporation of the Company filed in California, as amended to date (the “California Articles”), and the Bylaws of the Company, as amended to date (the “California Bylaws”), were filed publicly as exhibits to our periodic reports and are also available for inspection at the principal office of the Company. Copies will be sent to shareholders free of charge upon written request to Corporate Secretary, Elephant talk Communications Corp., 19103 Centre Rose Boulevard, Lutz, FL 33558.

Mechanics of the Reincorporation

The Reincorporation will be effected by the merger of the Company with and into ETAK (Delaware), a wholly-owned subsidiary of the Company that has been recently incorporated under the Delaware General Corporation Law (the “DGCL”) for purposes of the Reincorporation. The Company will cease to exist as a result of the merger and ETAK (Delaware) will be the surviving corporation and will continue to operate the business of the Company as it existed prior to the Reincorporation. Assuming approval by the shareholders of the Company, the Company currently intends to cause the Reincorporation to become effective shortly following the Special Meeting, scheduled for September 9, 2011.

At the effective time of the Reincorporation (the “Effective Time”), the Company will be governed by the Delaware Certificate, the Delaware Bylaws and the DGCL. Although the Delaware Certificate and the Delaware Bylaws of the surviving company are patterned after the California Articles and the California Bylaws of the current ETAK company, they nevertheless include provisions that are somewhat different from the provisions contained in the current California Articles, California Bylaws or under the California General Corporation Law. See “ Significant Differences Between the Corporation Laws of California and Delaware ” beginning on page 36.

In the event the Reincorporation is approved, upon the Effective Time, each outstanding share of ETAK common stock will automatically be converted into one share of common stock of ETAK (Delaware). In addition, each outstanding option to purchase shares of ETAK common stock will be converted into an option to purchase the same number of shares of ETAK (Delaware) common stock with no other changes in the terms and conditions of such options. In addition, each outstanding warrant to purchaser shares of ETAK common stock will become a right to purchase the same number of shares of ETAK (Delaware) common stock at the same exercise price.  The Company’s other employee benefit arrangements including, but not limited to, equity incentive plans with respect to issued unvested restricted stock, will be continued by ETAK (Delaware) upon the terms and subject to the conditions specified in such plans. Each outstanding share of ETAK (Delaware) common stock prior to the Effective Time will be cancelled upon the Effective Time and will thereafter be authorized and unissued common stock of ETAK (Delaware).

CERTIFICATES CURRENTLY ISSUED FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT SHARES IN ETAK (DELAWARE) UPON COMPLETION OF THE MERGER, AND SHAREHOLDERS WILL NOT BE REQUIRED TO EXCHANGE STOCK CERTIFICATES AS A RESULT OF THE REINCORPORATION.

Other than the change in corporate domicile, the Reincorporation will not result in any change in the business, physical location, management, assets, liabilities or net worth of the Company, nor will it result in any change in location of ETAK’s current employees, including management. Upon consummation of the Reincorporation, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive office located at 19103 Centre Rose Boulevard Lutz, FL 33558. The consolidated financial condition and results of operations of ETAK (Delaware) immediately after consummation of the Reincorporation will be the same as those of the Company immediately prior to the consummation of the Reincorporation. In addition, upon the effectiveness of the merger, the Board of Directors of ETAK (Delaware) will consist of those persons elected to the current Board of Directors of the Company, and will continue to serve for the term of their respective elections to the Company’s Board, and the individuals serving as executive officers of the Company immediately prior to the Reincorporation will continue to serve as executive officers of ETAK (Delaware), without a change in title or responsibilities. Upon effectiveness of the Reincorporation, ETAK (Delaware) will be the successor in interest to the Company and the shareholders will become stockholders of ETAK (Delaware).

The Reincorporation Agreement provides that the Board of Directors of ETAK may abandon the Reincorporation at any time prior to the Effective Time if the Board of Directors determines that the Reincorporation is inadvisable for any reason. For example, the DGCL or the California General Corporation Law may be changed to reduce the benefits that the Company hopes to achieve through the Reincorporation, or the costs of operating as a Delaware corporation may be increased, although the Company does not know of any such changes. The Reincorporation Agreement may be amended at any time prior to the Effective Time, either before or after the shareholders have voted to adopt the proposal, subject to applicable law. The Company will re-solicit shareholder approval of the Reincorporation if the terms of the Reincorporation Agreement are changed in any material respect.

Principal Reasons for the Reincorporation

The Board of Directors believes that any direct benefit that the DGCL provides to a corporation indirectly benefits the shareholders, who are the owners of the Company. The Board believes that there are several reasons why a reincorporation to Delaware is in the best interests of the Company and its shareholders. As explained in more detail below, these reasons can be summarized as follows:

•	enhanced flexibility to declare dividends and engage in stock repurchase programs;
•	greater predictability, flexibility and responsiveness of the DGCL to corporate needs through a more highly developed and predictable body of corporate law;
•	access to specialized courts;
•	enhanced ability of Delaware corporations to attract and retain qualified directors and executive officers; and
•	greater access to capital.

Highly Developed and Predictable Corporate Law. Our Board of Directors believes Delaware has one of the most modern statutory corporation laws, which is revised regularly to meet changing legal and business needs of corporations. The Delaware legislature is responsive to developments in modern corporate law and Delaware has proven sensitive to changing needs of corporations and their shareholders. The Delaware Secretary of State is particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. Delaware has become a preferred domicile for most major American corporations and the DGCL and administrative practices have become comparatively well-known and widely understood. As a result of these factors, it is anticipated that the DGCL will provide greater efficiency, predictability and flexibility in the Company’s legal affairs than is presently available under California law.

Access to Specialized Courts. Delaware has a specialized Court of Chancery that hears corporate law cases. As the leading state of incorporation for both private and public companies, Delaware has developed a vast body of corporate law that helps to promote greater consistency and predictability in judicial rulings. In addition, Chancery Court actions and appeals from Chancery Court rulings proceed expeditiously. In contrast, California does not have a similar specialized court established to hear only corporate law cases. Rather, disputes involving questions of California corporate law are either heard by the California Superior Court, the general trial court in California that hears all manner of cases, or, if federal jurisdiction exists, a federal district court.

Recruiting and Retention Benefits. We are in a highly competitive industry and compete for talented individuals to serve on our management team and on our Board of Directors. The Board believes that the better understood and comparatively stable corporate environment afforded by Delaware will better enable the Company to recruit talented and experienced directors and officers. In seeking to attract outside directors from across the country, the Board believes that being governed by a more predictable body of statutory and case law offered by Delaware could serve as an advantage in this area. The Company believes that the better understood, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment, from time to time, of talented and experienced directors and officers.

Additionally, the parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under California law. ETAK’s Board believes that reincorporation in Delaware will enhance the Company’s ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors’ personal liability is not, and cannot be, eliminated under the DGCL for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit.

Greater Access to Capital. Underwriters and other members of the financial services industry may be more willing and better able to assist in capital-raising programs for ETAK following the Reincorporation because Delaware law is better understood than California law. The Company has no present intention to raise capital at this time.

ETAK is generally not seeking to change the current charter and Bylaw provisions of the Company through reincorporation and, except for those changes described below, this proposal does not seek to alter the rights of the shareholders or the rules by which ETAK operates or by which its affairs are governed.

Possible Negative Considerations

Notwithstanding the belief of the Board of Directors as to the benefits to the shareholders of the Reincorporation, it should be noted that Delaware law has been criticized by some commentators and institutional shareholders on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. The Reincorporation of ETAK in Delaware may make it more difficult for minority shareholders to elect directors and influence ETAK’s policies. It should also be noted that the interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware franchise tax may be higher than that in California. For a comparison of shareholders’ rights and the power of management under Delaware and California law, see “The Charters and Bylaws of the Company and ETAK (Delaware) Compared and Contrasted” beginning on page 32 and “Significant Differences Between the Corporation Laws of California and Delaware” beginning on page 36. In addition, franchise taxes in Delaware may be greater than in California.

The Board of Directors has considered the potential disadvantages of the Reincorporation and has concluded that the potential benefits outweigh the possible disadvantages.

Board of Directors Recommendation

For the reasons described in this Proxy Statement, ETAK’s Board of Directors recommends unanimously that you vote “FOR” approval of the Reincorporation Proposal.

The Charters and Bylaws of the Company and ETAK (Delaware) Compared and Contrasted

With certain exceptions, the provisions of the Delaware Certificate and Delaware Bylaws are the same as, or as consistent as possible with, those of the California Articles and California Bylaws. However, the Reincorporation includes the implementation of certain provisions in the Delaware Certificate and Delaware Bylaws which are required by the DGCL and which may alter the rights of shareholders and the powers of management and reduce shareholder participation in certain important corporate decisions.

Certain of the provisions in the Delaware Certificate and the Delaware Bylaws, similar to those contained the California Articles and California Bylaws, may, however, facilitate future efforts to deter, delay or prevent changes in control of ETAK (Delaware). Such provisions include the following:

Delaware Certificate. The Delaware Certificate (similar to the California Articles) authorizes 250,000,000 shares of common stock and 50,000,000 shares of preferred stock and gives the Board the authority, within the limitations in the Delaware Certificate, to determine or alter the rights, preferences, privileges and restrictions granted to or imposed upon any unissued series of preferred stock. Shares of preferred stock could be issued in connection with a shareholder rights plan, or poison pill or rights plan, which would allow shareholders (other than hostile parties) to purchase ETAK (Delaware) common stock at a discount to the then current market price, which would have a dilutive effect on the hostile parties.

Section 203. ETAK (Delaware) has not opted out of Section 203 of the DGCL and will be subject to it. As discussed in more detail below, Section 203 prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested shareholder ( i.e. , a shareholder acquiring 15% or more of the outstanding voting stock) for three years following the date that such shareholder becomes an interested shareholder. Shareholders holding 15% or more of ETAK (California) stock on the effective date of the Reincorporation (if approved), including our Executive Chairman of the Board, will not be subject to the restrictions contained in Section 203. Section 203 makes certain types of unfriendly or hostile corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Bylaw Amendments. The Delaware Bylaws, similar to the California Bylaws, permit both the shareholders of ETAK (Delaware) and a majority of the directors to amend the Delaware Bylaws. This power to amend the Delaware Bylaws may be used to deter, delay or prevent a change in control of ETAK (Delaware). In particular, as described below, the Delaware Bylaws impose time frames by which director nominations and shareholder proposals may be made by shareholders of ETAK (Delaware).

Approval by shareholders of the Reincorporation proposal will constitute an approval of the inclusion in the Delaware Certificate and Delaware Bylaws of each of the provisions described herein. In addition, certain other changes altering the rights of shareholders and powers of management could be implemented in the future by amendment of the Delaware Certificate following shareholder approval and certain such changes could be implemented by amendment of the Delaware Bylaws without shareholder approval. For a discussion of such changes, see “ Significant Differences Between the Corporation Laws of California and Delaware .” This discussion of the Delaware Certificate and Delaware Bylaws is qualified by reference to Appendices B and C attached hereto, respectively.
Change in Number of Directors

Under the California General Corporation Law, although a change in the number of directors must in general be approved by the shareholders, the board of directors may fix the exact number of directors within a stated range set forth in either the articles of incorporation or bylaws, if that stated range has been approved by the shareholders. Any change outside of the established range or a change in the established range must be approved by the shareholders. The California Bylaws provide that a change in the stated range must be approved by a vote of the holders of at least 66 2/3% of the outstanding shares; provided, however, that an amendment reducing the fixed number or the minimum number of directors to a number less than five (5) cannot be adopted if the votes cast against its adoption at a meeting of the shareholders are equal to more than sixteen and two-thirds percent (16 2/3%) of the outstanding shares entitled to vote thereon.

Under the DGCL, the number of directors shall be fixed by or in the manner provided in the bylaws, unless the certificate of incorporation fixes the number of directors (in which case a change in the number of directors may be made only by an amendment of such certificate, which would require a vote of shareholders).

Both the California Bylaws and the Delaware Bylaws establish a range of six (6) to eleven (11) directors, and following the Reincorporation, under the Delaware Bylaws, the board of directors may fix the number of directors within the stated range and the approval of the holders of at least a majority of the outstanding shares would be required to change the stated range of directors, as would be the case in California.

Filling Vacancies on the Board of Directors

Under California law, any vacancy on the board of directors other than one created by removal of a director may be filled by the board. If the number of directors is less than a quorum, a vacancy may be filled by the unanimous written consent of the directors then in office, by the affirmative vote of a majority of the directors at a meeting held pursuant to notice or waivers of notice, or by a sole remaining director. A vacancy created by removal of a director may be filled by the board only if authorized by a corporation’s articles of incorporation or by a bylaw approved by the corporation’s shareholders. The California Bylaws follow California law and provide that all vacancies on the Board of Directors, whether caused by removal, resignation, death or otherwise, may be filled by a majority of the remaining directors or, if the number of directors then in office is less than a quorum, by the unanimous written consent of the directors then in office, the affirmative vote of a majority of the directors then in office at a meeting held pursuant to notice or waivers of notice complying with California Corporations Code Section 307, or by a sole remaining director.

Under Delaware law, vacancies and newly created directorships may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless otherwise provided in the certificate of incorporation or bylaws. The Delaware Bylaws follow Delaware law and provide that vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office (even though less than a quorum) or by a sole remaining director, unless the board of directors determines that the stockholders shall fill any such vacancy or newly created directorship.

Shareholder Proposal Notice Provisions

There is no specific statutory requirement under California or Delaware law with regard to advance notice of director nominations and shareholder proposals. Absent a bylaw restriction, director nominations and shareholder proposals are subject to federal securities laws, which generally provide that shareholder proposals that the proponent wishes to include in the Company’s proxy materials must be received not less than 120 days in advance of the anniversary of the date on which the proxy statement was released in connection with the previous year’s annual meeting.

The California Bylaws provide that notice containing the name of any person to be nominated by any shareholder for election as a director of the Company together with other specified information relating to the nominee shall be delivered to the Secretary of the Company not less than 120 nor more than 150 calendar days prior to the anniversary date of the date (as specified in the Company’s proxy materials for its immediately preceding annual meeting of shareholders) on which the Company first mailed its proxy materials for its immediately preceding annual meeting of shareholders; provided, however, that in the event the annual meeting is called for a date that is not within 30 calendar days of the anniversary date of the date on which the immediately preceding annual meeting of shareholders was called, to be timely, notice by the shareholder must be so received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made.

The Delaware Bylaws provide that notice must be received by the Secretary at ETAK’s principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

Majority Voting

California law provides that in uncontested elections of directors, the approval of the shareholders, as defined in Section 153 of the California Corporations Code, will be required to elect each director. If an incumbent director fails to be elected by approval of the shareholders in an uncontested election, then, unless the incumbent director has earlier resigned, the term of the incumbent director shall end on the date that is the earlier of ninety (90) days after the date on which the voting results are determined or the date on which the Board selects a person to fill the office held by such incumbent director.

Under the DGCL, shareholders can adopt a bylaw amendment that specifies the vote necessary for the election of directors, such as a majority vote. Additionally, the DGCL specifically allows a director to tender his or her resignation in advance, with the resignation to be effective when delivered, at a later date or only upon the occurrence of future events, such as not obtaining a majority of the vote in an uncontested election of directors. The Delaware Bylaws provide for majority voting for the election of directors. However, if the number of nominees to the board of directors exceeds the number of directors to be elected, the directors shall be elected by plurality voting.

Significant Differences Between the Corporation Laws of California and Delaware

The General Corporation Laws of California and Delaware differ in many respects and, consequently, it is not practical to summarize all of the differences in this Proxy Statement. The following provides a summary of major substantive differences between the California General Corporation Law and the DGCL beyond those discussed in “The Charters and Bylaws of the Company and ETAK (Delaware) Compared and Contrasted” above. The following is not intended to be an exhaustive description of all differences between the laws of the two states. Accordingly, all statements herein are qualified in their entirety by reference to the respective General Corporation Laws of California and Delaware.

Shareholder Voting in Acquisitions

The California and Delaware laws are substantially similar in terms of when shareholder approval is required for a corporation to undertake various types of acquisition transactions. Both California and Delaware law generally require that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporations approve a statutory merger. In addition, both California and Delaware law require that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.

The DGCL does not require a shareholder vote of the surviving corporation in a merger (unless provided otherwise in the corporation’s certificate of incorporation) if:

•	The merger agreement does not amend the existing certificate of incorporation;
•	Each share of stock of the surviving corporation outstanding immediately before the transaction is an identical outstanding share after the merger; and
•	Either:
•	no shares of common stock of the surviving corporation (and no shares, securities or obligations convertible into such stock) are to be issued in the merger, or
•
the shares of common stock of the surviving corporation to be issued in the merger (including shares issuable upon conversion of any other shares, securities or obligations to be issued in the merger) do not exceed twenty percent (20%) of the shares of common stock of the surviving corporation outstanding immediately prior to the transaction.

California law contains a similar exception to its voting requirements for reorganizations, where shareholders or the corporation itself immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths ( 5/6 ) of the voting power of the surviving or acquiring corporation or its parent entity.

Limitations on Certain Business Combinations

Delaware, like a number of states, has adopted special laws designed to make certain kinds of “unfriendly” or “hostile” corporate takeovers, or other non-board approved transactions involving a corporation and one or more of its significant shareholders, more difficult.

Under Section 203 of the Delaware statute, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested shareholder” for three years following the date that such person or entity becomes an interested shareholder. With certain exceptions, an interested shareholder is a person or entity that owns, individually or with or through other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and also stock as to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if:

•
Prior to the date on which the interested shareholder becomes an interested shareholder, the board of directors of the corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested shareholder;

•
Upon consummation of the transaction that makes the person or entity an interested shareholder, the interested shareholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding, for purposes of determining voting stock outstanding, shares owned by directors who are also officers of the corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or

•
On or after the date the person or entity becomes an interested shareholder, the business combination is approved both by the board of directors and by the shareholders at a meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested shareholder.

California law does not have a section similar to Delaware Section 203, but it does have different provisions that may limit a corporation’s ability to engage in certain business combinations. California law requires that, in a merger of a corporation with a shareholder (or its affiliate) who holds more than fifty percent (50%) but less than ninety percent (90%) of the corporation’s common stock, the other shareholders of the corporation must receive common stock in the transaction, unless all the corporation’s shareholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder (possibly as the second step in a two-step merger) more difficult to accomplish. Delaware law does not have an analogue to the California law in this respect. However, under some circumstances Section 203 does provide similar protection to shareholders against coercive two-tiered bids for a corporation in which the shareholders are not treated equally.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or sale of assets is made by an interested party (generally a controlling or managing party of the corporation), the interested party must provide the other shareholders with an affirmative written opinion as to the fairness of the consideration to be paid to the shareholders. This fairness opinion requirement does not apply to corporations that have fewer than 100 shareholders of record or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or a vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party’s proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw their vote, consent or proxy, and to withdraw any tendered shares. The DGCL has no comparable provision.

Cumulative Voting

Under California law, any shareholder may cumulate his or her votes in the election of directors upon proper notice of his or her intention to do so, except that corporations with securities listed on the American or New York Stock Exchanges or on the NASDAQ Global Select Market may eliminate cumulative voting with shareholder approval. The California Bylaws allows the Company to eliminate cumulative voting for the election of directors for so long as the Company remains a listed corporation within the meaning of section 301.5 of the California Corporations Code.  Under the DGCL, cumulative voting in the election of directors is not mandatory and the Delaware Certificate does not provide for cumulative voting.

In an election of directors under cumulative voting, each share of voting stock is entitled to vote the number of votes to which such share would normally be entitled, multiplied by the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board. Without cumulative voting, the holders of a majority of the shares present at an annual meeting would have the power to elect all the directors to be elected at that meeting, and no person could be elected without the support of a majority of the shareholders voting. Without cumulative voting, any director or the entire board of directors of a corporation may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors.

Removal of Directors

In general, under California law, any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a corporation with cumulative voting or whose board is classified, however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting rules. In addition, shareholders holding at least ten percent (10%) of the outstanding shares of any class may bring suit to remove any director in case of fraudulent or dishonest acts or gross abuse of authority or discretion.

Under the DGCL, any director, or the entire board of directors, of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote at an election of directors. In the case of a Delaware corporation whose board is classified, unless the certificate of incorporation provides otherwise, shareholders may effect such removal only for cause. In addition, as in California, if a Delaware corporation has cumulative voting, and if less than the entire board is to be removed, a director may not be removed without cause by a majority of the outstanding shares if the votes cast against such removal would be sufficient to elect the director under cumulative voting rules. Delaware law also permits a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with the removal of directors.

 The California Articles and California Bylaws do not provide for a classified board of directors, nor do they permit cumulative voting for so long as the Company remains a listed corporation within the meaning of Section 301.5 of the California Corporations Code. The Delaware Certificate and Delaware Bylaws similarly do not provide for a classified Board or cumulative voting; however, if the Company were not to remain a listed corporation as defined in Section 301.5 of the California Corporations Code, and remain domiciled in California, shareholders would be entitled to cumulate votes for the election of directors.

Shareholder Power to Call Special Shareholders’ Meeting

Under California law, a special meeting of shareholders may be called by the board of directors, the Chairman of the Board, the President, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws. Under the DGCL, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. Although permitted to do so, the Delaware Bylaws do not eliminate the right of shareholders to call a special meeting; instead, to remain consistent with the California Bylaws, the Delaware Bylaws provide that such a meeting may be called by ETAK (Delaware)’s Board, the Chairman of the ETAK (Delaware) Board, the Chief Executive Officer or the holders of shares entitled to cast not less than 10% of the votes at such meeting.

Limitation of Liability and Indemnification

California and Delaware have similar laws respecting the liability of directors of a corporation and the indemnification by the corporation of its officers, directors, employees and other agents for damages they incur. The laws of both states also permit corporations to adopt a provision in their charters eliminating the liability of a director to the corporation or its shareholders for monetary damages for breach of the director’s fiduciary duty of care. Nonetheless, as discussed below, there are certain differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents, which the Board believes, among other things, helps Delaware corporations in attracting and retaining outside directors.

Elimination of Director Personal Liability for Monetary Damages

One provision of the revised DGCL permits a corporation to include a provision in its certificate of incorporation which limits or eliminates the personal liability of a director for monetary damages arising from breaches of his or her fiduciary duties to the corporation or its shareholders, subject to certain exceptions. Such a provision may not, however, eliminate or limit director monetary liability for:

•	breaches of the director’s duty of loyalty to the corporation or its shareholders;
•	acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

•	the payment of unlawful dividends or unlawful stock repurchases or redemptions; or
•	transactions in which the director received an improper personal benefit.

Such a limitation of liability provision also may not limit a director’s liability for violation of, or otherwise relieve the Company or directors from the necessity of complying with, federal or state securities laws, or affect the availability of non-monetary remedies such as injunctive relief or rescission.

California law contains similar authorization for a corporation to eliminate the personal liability of directors for monetary damages, except where such liability is based on:

•	intentional misconduct or knowing and culpable violation of law;
•	acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;
•	receipt of an improper personal benefit;
•
acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

•	acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its shareholders;
•	transactions between the corporation and a director who has a material financial interest in such transaction; and
•	liability for improper distributions, loans or guarantees.

 In the present case, the current California Articles eliminate the liability of directors to the Company for monetary damages to the fullest extent permissible under California law. The Delaware Certificate similarly eliminates the liability of directors to the Company for monetary damages to the fullest extent permissible under Delaware law. As a result, following the Reincorporation, directors of ETAK (Delaware) cannot be held liable for monetary damages even for gross negligence or lack of due care in carrying out their fiduciary duties as directors, so long as that gross negligence or lack of due care does not involve bad faith or a breach of their duty of loyalty to the Company.

 Indemnification

California law requires indemnification when the individual has defended the action successfully on the merits. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Expenses incurred by an officer or director in defending an action may be paid in advance under Delaware law or California law, if the director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation to purchase indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law. The California Articles authorize indemnification to the fullest extent permissible under California law. Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. Delaware law does not require authorizing provisions in the certificate of incorporation.

Inspection of Shareholder Lists and Books and Records

Both California and Delaware law allow any shareholder to inspect a corporation’s shareholder list for a purpose reasonably related to the person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s shareholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested the election of directors. Delaware law also allows the shareholders to inspect the list of shareholders entitled to vote at a meeting within a ten-day period preceding a shareholders’ meeting for any purpose germane to the meeting. Delaware law, however, contains no provisions comparable to the absolute right of inspection provided by California law to certain shareholders.

Under California law any shareholder may examine the accounting books and records and the minutes of the shareholders and the board and its committees, provided that the inspection is for a purpose reasonably related to the shareholder’s interests as a shareholder. The DGCL may be slightly more favorable to shareholders in this respect, in that a shareholder with a proper purpose is not limited to inspecting accounting books and records and minutes, and may examine other records as well. In addition, California law limits the right of inspection of shareholder lists to record shareholders, whereas Delaware has extended that right to beneficial owners of shares.

Appraisal Rights

Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, by which the shareholder may demand to receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.
Under Delaware law, fair market value is determined without reference to any element of value arising from the accomplishment or expectation of the merger or consolidation, and appraisal rights are generally not available to:

•
shareholders with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such shareholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders;

•	shareholders of a corporation surviving a merger if no vote of the shareholders of the surviving corporation is required to approve the merger under Delaware law.

 The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of the shares to be received. Appraisal rights are also not available if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities representing more than 5/6th of the voting power of the surviving or acquiring corporation or its parent entity. Thus, appraisal rights are not available to shareholders of the Company under California law with respect to the Reincorporation.
Dissolution

Under California law, the holders of 50% or more of a corporation’s total voting power may authorize the corporation’s dissolution, with or without the approval of the corporation’s board of directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the shareholders entitled to vote on the matter. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares entitled to vote. In addition, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with such a board-initiated dissolution. In the present case, however, the Delaware Certificate contains no such supermajority voting requirement.

Interested Director Transactions

Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable simply because of such interest, provided that certain conditions, such as obtaining required disinterested approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, if certain tests are met. Under Delaware law, a shareholder may bring a derivative action on behalf of the corporation only if the shareholder was a shareholder of the corporation at the time of the transaction in question or if his or her stock thereafter came to be owned by him or her by operation of law.

California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Dividends and Repurchases of Shares

Delaware law is more flexible than California law with respect to payment of dividends and implementing share repurchase programs. Delaware law generally provides that a corporation may redeem or repurchase its shares out of its surplus. In addition, Delaware law generally provides that a corporation may declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year. Surplus is defined as the excess of a corporation’s net assets (i.e., its total assets minus its total liabilities) over the capital associated with issuances of its common stock. Moreover, Delaware law permits a board of directors to reduce its capital and transfer such amount to its surplus.

Under California law, a corporation may not make any distribution to its shareholders unless either:
•	the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or

•
immediately after giving effect to the distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to one and one fourth (1 1/4) times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or one and one fourth (1 1/4) times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years).

These tests are applied to California corporations on a consolidated basis.

Interests of the Company’s Directors and Executive Officers in the Reincorporation

In considering the recommendations of the Board, the Company’s shareholders should be aware that certain of the Company’s directors and executive officers have interests in the transaction that are different from, or in addition to, the interests of the Company’s shareholders generally. For instance, the reincorporation in Delaware may be of benefit to the Company’s directors and officers by reducing the director’s potential personal liability and increasing the scope of permitted indemnification, by strengthening directors’ ability to resist a takeover bid, and in other respects. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Reincorporation and to recommend that our shareholders vote in favor of the Proposal.

Appraisal/Dissenter’s Rights

Under California law, Elephant Talk shareholders do not have appraisal rights in connection with the Reincorporation.

Certain Material United States Federal Income Tax Considerations

The Company intends that the Reincorporation will be treated as a reorganization pursuant to Section 368(a) of the Code. Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of the common stock of the Company upon receipt of common stock of ETAK (Delaware) pursuant to the Reincorporation;
•
The aggregate tax basis of the common stock of ETAK (Delaware) received by each shareholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the common stock of the Company surrendered in exchange therefor;

•
The holding period of the common stock of ETAK (Delaware) received by each shareholder of the Company will include the period for which such shareholder held the common stock of the Company surrendered in exchange therefor, provided that such common stock of the Company was held by such shareholder as a capital asset at the time of the Reincorporation; and

•	No gain or loss will be recognized by the Company or ETAK (Delaware) as a result of the Reincorporation.

 THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL OF THE REINCORPORATION’S POTENTIAL TAX EFFECTS.

Accounting Consequences

We believe that there will be no material accounting consequences for us resulting from the Reincorporation.

Required Vote

The approval of the proposal to change our corporate domicile from California to Delaware will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock outstanding.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” THE REINCORPORATION PROPOSAL.

PROPOSAL 3
THE APPROVAL OF AN INCREASE IN NUMBER OF SHARES OF COMMON STOCK
AVAILABLE FOR ISSUANCE UNDER THE COMPANY’S
2008 LONG TERM INCENTIVE COMPENSATION PLAN

Introduction

The Board has adopted and is seeking stockholder approval of an amendment to the 2008 Long-Term Incentive Compensation Plan (the “Incentive Plan”) to increase the number of shares of common stock that are available to be issued under the plan from 5,000,000 shares to 23,000,000 shares (subject to adjustment for stock splits, stock dividends and similar events). Of the 5,000,000 shares of common stock authorized for issuance under the Incentive Plan, only 66,549 shares remained available for future grants or awards as of July 5, 2011. While some additional shares may become available under Incentive Plan through employee terminations, this number is not expected to be significant.

The Board recommends this action in order to enable us to continue to provide equity compensation to attract and retain talented personnel, especially in the event of future acquisitions and anticipated future growth. The Board believes that stock options and other forms of equity compensation promote growth and provide a meaningful incentive to employees of successful companies and reduces the cash outlay .

As of July 6, 2011 there were 104,309,626 shares of our common stock outstanding. The increase of 18,000,000 shares of common stock available for grant under the Incentive Plan will result in additional potential dilution of our outstanding stock.

The following is a summary of the material terms of the 2010 Stock Option and Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the 2010 Stock Option and Incentive Plan. Stockholders are urged to read the actual text of the 2010 Stock Option and Incentive Plan, as proposed to be amended, in its entirety which is set forth as Appendix D to this proxy statement.

Summary of the Incentive Plan, as Amended
Background

The Company’s 2008 Long-Term Incentive Plan has been approved by the Company’s Board of Directors. The purposes of our Incentive Plan are to create incentives designed to motivate our employees to significantly contribute toward our growth and profitability, to provide our executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in us.

We may grant incentive and non-qualified stock options, stock appreciation rights, performance units, restricted stock awards and performance bonuses, or collectively, awards, to our officers and key employees, and those of our subsidiaries. In addition, the Incentive Plan authorizes the grant of non-qualified stock options and restricted stock awards to our directors and to any independent contractors and consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all classes of our employees are eligible to participate in our Incentive Plan. No options, restricted stock or other awards under the Incentive Plan have been made or committed to be made as of the date of this proxy statement.

The following is a summary of the material provisions of our Incentive Plan and is qualified in its entirety by reference to the complete text of our Incentive Plan, as amended, a copy of which is attached to this proxy statement as Annex “C”.

Stock Subject to the 2008 Incentive Plan, as Amended

We have reserved a maximum of 23,000,000 shares of our authorized common stock for issuance upon the exercise of awards to be granted pursuant to our Incentive Plan, as amended. Each share issued under an option or under a restricted stock award will be counted against this limit. Shares to be delivered at the time a stock option is exercised or at the time a restricted stock award is made may be available from authorized but unissued shares or from stock previously issued but which we have reacquired and hold in our treasury.

In the event of any change in our outstanding common stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, asset acquisition, consolidation, issuance of rights or other similar transactions, the number of shares of our common stock which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under our Incentive Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

Administration

Our Board has established a compensation committee that, among other duties, administers the Incentive Plan. The compensation committee is composed of two members of the Board, a majority of whom will be “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Members of our compensation committee will serve at the pleasure of our Board. In connection with the administration of our Incentive Plan, the compensation committee, with respect to awards to be made to any person who is not one of our directors, will:

•	determine which employees and other persons will be granted awards under our Incentive Plan;
•	grant the awards to those selected to participate;
•	determine the exercise price for options; and
•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:

•	which of such persons should be granted stock options, restricted stock awards, performance units or stock appreciation rights;
•	the terms of proposed grants of awards to those selected by our Board of Directors to participate;
•	the exercise price for options; and
•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors.

In addition, the compensation committee will:

•	interpret our Incentive Plan; and
•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of Awards

Our Incentive Plan permits the Compensation Committee to grant the following types of awards.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our common stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or a committee of the Board at the time of the grant, but will not be less than fair market value on the date of the grant. Our Board of Directors or a committee of the Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or committee of the Board may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the option agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or a committee of the Board to provide in the participants’ option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our common stock on the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a stockholder who owns shares of our outstanding stock of all classes representing more that 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one share of our common stock on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of our common stock with respect to which Incentive Stock Options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our common stock on the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options. The exercise price of stock options may be paid in cash, in whole shares of our common stock, in a combination of cash and our common stock, or in such other form of consideration as our Board of Directors or the committee of the Board may determine, equal in value to the exercise price. However, only shares of our common stock which the option holder has held for at least six months on the date of the exercise may be surrendered in payment of the exercise price for the options. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights. A stock appreciation right permits the grantee to receive an amount (in cash, common stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our common stock on the exercise date over the stock appreciation rights’ exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share of common stock on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or a committee of the Board.

Restricted Stock. Restricted shares of our common stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or a committee of the Board may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or a committee of the Board, in its discretion, may provide in the award agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Performance Units. The Incentive Plan permits grants of performance units, which are rights to receive cash payments equal to the difference (if any) between the fair market value of our common stock on the date of grant and its fair market value on the date of exercise of the award, except to the extent otherwise provided by the Board of Directors or a committee of the Board or required by law. Such awards are subject to the fulfillment of conditions that may be established by the Board of Directors or a committee of the Board including, without limitation, the achievement of performance targets based upon the factors described above relating to restricted stock awards.

Performance Bonus. The Incentive Plan permits grants of performance bonuses, which may be paid in cash, common stock or combination thereof as determined by the Board of Directors or a committee of the Board. The maximum value of performance bonus awards granted under the Incentive Plan shall be established by the compensation committee at the time of the grant. An employee’s receipt of such amount will be contingent upon achievement of performance targets during the performance period established by the compensation committee. The performance targets will be determined by the Board of Directors or a committee of the Board based upon the factors described above relating to restricted stock awards. Following the end of the performance period, the Board of Directors or a committee of the Board will determine the achievement of the performance targets for such performance period. Payment may be made within 60 days of such determination. Any payment made in shares of common stock will be based upon the fair market value of the common stock on the payment date.

Transferability

With the exception of Non-Qualified Stock Options, awards are not transferable other than by will or by the laws of descent and distribution. Non-Qualified Stock Options are transferable on a limited basis. Restricted stock awards are not transferable during the restriction period.

Change of Control Event

The Incentive Plan provides for the acceleration of any unvested portion of any outstanding awards under the Incentive Plan upon a change of control event unless the terms of a particular award state otherwise.

Termination of Employment/Relationship

Awards granted under our Incentive Plan that have not vested will generally terminate immediately upon the grantee’s termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Board of Directors or a committee of the Board may determine at the time of the grant that an award agreement should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Board of Directors or a committee of the Board determines to be advisable after the grantee’s employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. Incentive Stock Options will, however, terminate no more than three months after termination of the optionee’s employment, twelve months after termination of the optionee’s employment due to disability and three years after termination of the optionee’s employment due to death. The Board of Directors or a committee of the Board may permit a deceased optionee’s stock options to be exercised by the optionee’s executor or heirs during a period acceptable to the Board of Directors or a committee of the Board following the date of the optionee’s death but such exercise must occur prior to the expiration date of the stock option.

Dilution; Substitution

As described above, our Incentive Plan will provide protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our Incentive Plan, or our obligations with respect to awards outstanding under our Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our Incentive Plan is assumed, the stock issuable with respect to awards previously granted under our Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the Incentive Plan.

Amendment of the Incentive Plan

Our Board may amend our Incentive Plan at any time. However, without stockholder approval, our Incentive Plan may not be amended in a manner that would:

•	increase the number of shares that may be issued under our Incentive Plan;

•	materially modify the requirements for eligibility for participation in our Incentive Plan;
•	materially increase the benefits to participants provided by our Incentive Plan; or
•	otherwise disqualify our Incentive Plan for coverage under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards previously granted under our Incentive Plan may not be impaired or affected by any amendment of our Incentive Plan, without the consent of the affected grantees.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under our Incentive Plan, the fair value of the options will be measured on the date of grant and this amount will be recognized as a compensation expense ratably over the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in common stock. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash we receive upon the exercise of stock options will be reflected as an increase in our capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of shares of common stock upon exercise may reduce basic earnings per share, as more shares of our common stock would then be outstanding.

When we make a grant of restricted stock, the fair value of the restricted stock award at the date of grant will be determined and this amount will be recognized over the vesting period of the award. The fair value of a restricted stock award is equal to the fair market value of our common stock on the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under our Incentive Plan.

Incentive Stock Options. An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of our common stock acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any shares of our common stock acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options. An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short- or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights. A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant’s tax basis in such shares.

Restricted Stock Award. A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Performance Units and Performance Bonuses. A participant realizes no taxable income and we are not entitled to a deduction when performance units or performance bonuses are awarded. When the performance units or performance bonuses vest and become payable upon the achievement of the performance objectives, the participant will realize ordinary income equal to the amount of cash received or the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon payment will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Section 162(m) of the Code. Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its chief executive officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as “performance-based” is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, we believe that compensation income generated in connection with performance awards granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain Awards Deferring or Accelerating the Receipt of Compensation. Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to “nonqualified deferred compensation plans.” If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Required Vote

The approval of the proposal to amend our Incentive Plan to increase the number of shares of common stock available for issuance thereunder will require the affirmative vote of the holders of a majority of the shares of the Company’s common stock represented in person or by proxy and entitled to vote at the Meeting. Assuming the presence of a quorum of more than 50% of the shares of our common stock, the failure to vote will have no effect on the outcome of the vote.

Interests of Directors of Officers

Our directors may grant awards under the Incentive Plan to themselves as well as our officers, in addition to granting awards to our other employees. Accordingly, there is an inherent conflict of interest in our board of directors approving the increase to the Incentive Plan.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE
STOCKHOLDERS VOTE “FOR” THE INCREASE IN THE NUMBER OF SHARES OF
COMMON STROCK AVAILABLE FOR ISSUANCE UNDER THE INCENTIVE PLAN
PROPOSAL.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2011

On February 10, 2011, the Audit Committee of the Board of Directors appointed the firm of BDO Seidman, L.L.P (“BDO”) to serve as the Company’s independent auditors for the Company’s fiscal year ended December 31, 2011.  The independent accountant’s report of BDO on the Company’s consolidated financial statements for the year ended December 31, 2010 contained an unqualified report with an explanatory paragraph which raised substantial doubt about the Company’s ability to continue as a going concern.

Audit Fees. The aggregate fees billed by BDO for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2010 and 2009 totaled $299,800 and $250,000, respectively. The above amounts include interim procedures as audit fees as well as attendance at audit committee meetings.

Audit-Related Fees. The aggregate fees billed by BDO for audit-related fees for the years ended December 31, 2010 and 2009 were $0 and $0, respectively.

Tax Fees. The aggregate fees billed by BDO for professional services rendered for tax compliance, for the years ended December 31, 2010 and 2009 were $0 and $0, respectively.

All Other Fees.  None.

The Audit Committee of our board of directors has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit, tax and non-audit services provided by BDO in 2010. Consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any audit-related services arising during the year that were not pre-approved by the Audit Committee. Any non-audit service must be approved by the full Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO.

Changes In and Disagreements With Accountants on Accounting and Financial Disclosure. None.

A representative of BDO is not expected to attend the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT COMMITTEE’S APPROVAL OF THE APPOINTMENT OF BDO SEIDMAN, L.L.P. AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2011.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board of Directors.

Securities Outstanding

As of the close of business on the Record Date there were [●] shares of Common Stock outstanding. As of the Record Date, no shares of Company preferred stock were issued or outstanding. Stockholders are entitled to one vote for each share of Common Stock owned.

Other Business

The Company’s Board of Directors knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Beneficial Ownership of Principal Stockholders, Officers and Directors

Certain Relationships and Related Transactions

On January 27, 2009, QAT II Investments SA, a closed-end fund of QAT Investments, entered into a preliminary loan agreement with us whereby QAT II Investments will provide us with $1,300,000.  According to the terms, the loan will bear interest at a rate of twelve percent (12%) per annum and shall be repaid either: (1) if QAT II Investments and we sign an investment agreement, the amount due under the loan will be reduced by the investment amount pursuant to the investment agreement, or (2) if no investment agreement is executed, the principal amount of the loan plus interest is due and payable by June 30, 2009.  On February 15, 2009, February 23, 2009 and March 31, 2009, in connection with the above referenced agreement, QAT II Investments entered into three loan agreements with us whereby QAT II Investments agreed to provide us with $650,000, $650,000 and $650,000, respectively.  The outstanding principal and interest shall become immediately due and payable in the event we fail to make required payments of principal and interest, or otherwise breaches the agreements and fails to cure such breach upon twenty (20) days notice, or if it disposes of its properties or assets without QAT II Investments’ prior consent, or if we file a petition for bankruptcy or otherwise resolves to wind up its affairs. All agreements and amounts were entered in euro’s with a conversion rate used above of 1.30 EUR/USD, deviations may occur with 8-K filings due to different exchange rate usage.

On February 3, 2009, 23,982 shares of common stock were issued to RWC as part of the Incentive Payment.  As a result of our private placement of securities in excess of $1.0 million, RWC is additionally entitled, as an Incentive Payment, approximately $451,915 in cash and was issued warrants to purchase 338,029 shares of our common stock at $1.05 per share, warrants to purchase 338,029 shares of our common stock at $1.26 per share and warrants to purchase 169,015 shares of our common stock at $1.47 per share.  In lieu of the cash payment to RWC was entitled it accepted 742,000 shares of our common stock, based on a conversion price of $0.60 per shareIn connection with the loan agreements described above, on March 30, 2009 we entered into a security agreement (the “Security Agreement”) with QAT II.  The Security Agreement granted QAT II a security interest in the revenues received by us under a Spanish MVNE Agreement which management expects to be entered into by the parties (the “MVNE Agreement”).   The Security Agreement will terminate when all amounts due under the loan agreements have been paid in full by Registrant.

On June 30, 2009, we issued 124,800 shares of our common stock to QAT as consideration for the services provided by Steven van der Velden, our Chairman, President and Chief Executive Officer.  The shares of common stock were issued directly to QAT pursuant to an agreement between QAT and Mr. van der Velden. On July 1, 2009 and July 8, 2009 QAT II, a closed-end fund of QAT Investments, entered into a loan agreement with the Company whereby QAT II provided the Company with $ 213,795 and $ 142,530.  According to the terms, the loans will bear interest at a rate of twelve percent (12%) per annum and shall be repaid either: (1) if QAT II and the Company sign an investment agreement, the amount due under the loan will be reduced by the investment amount pursuant to the investment agreement, or (2) if no investment agreement is executed, the principal amount of the loan plus interest is due and payable by August 31, 2009. The agreement and amount were entered in Euro’s, which means that currency differences may occur in filings made and this Report.

On July 31, 2009, QAT II converted $4,100,000 provided under the loan agreements into  $4,100,000 in Notes and  Warrants as part of the First Closing with respect to the Offering. On October 30, 2009, QAT II converted $1,332,383 into Notes and Warrants as part of the Fifth Closing with respect to the Offering. Quercus Management Group N.V. (“QMG”), an entity affiliated with certain officers and directors of the Company served as European placement agent for the Offering.  In the aggregate, QMG raised $4,837,632, entitling it to 774,022 Warrants (equal to 8% of the aggregate amount of Notes and Warrants sold in the Offering, including those Notes and Warrants sold to affiliates of the Company), an 8% selling concession equal to $387,010.56 and 2% non-accountable expenses and fees equal to $96,752.64.  Of the $4,837,632 raised by QMG, $4,399,995.10 (or 91% of the total) was raised from parties affiliated with the Company (including the $4,100,000 conversion by QAT II). All future transactions between us and our officers, directors or five percent shareholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel.

To the best of our knowledge, other than as set forth above, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which we were or are to be a party, in which the amount involved exceeds $120,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

Deadline for Submission of Stockholder Proposals for 2012 Annual Meeting of Stockholders

Stockholders may present proposals for inclusion in the Proxy Statement for the 2012 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company on or before June 14, 2012. Proposals submitted not in accordance with such deadline will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2012 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Alex Vermeulen. Mr. Vermeulen will present a summary of all stockholder communications to the Board of Directors at subsequent Board of Directors meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2010 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934. Such Report includes the Company’s audited financial statements for the 2010 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Alex Vermeulen, General Counsel and Secretary of the Company, at legal@elephanttalk.com.

[PROXY CARD]

Appendix A

AGREEMENT AND PLAN OF MERGER
OF ELEPHANT TALK COMMUNICATIONS, INC.
(a California corporation)
AND
ELEPHANT TALK COMMUNICATIONS, INC.
(a Delaware corporation)

THIS AGREEMENT AND PLAN OF MERGER, dated as of July [    ], 2011 (the “Agreement”), is between Elephant Talk Communications, Inc., a California corporation (“ETAK”), and Elephant Talk Communications, Inc., a Delaware corporation and wholly-owned subsidiary of ETAK (“ETAK (Delaware)”). ETAK and ETAK (Delaware) are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

WHEREAS, ETAK (Delaware) is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 300,000,000 shares, 250,000,000 of which are designated common stock, $0.00001 par value per share, and 50,000,000 of which are designated preferred stock, $0.00001 par value per share. The preferred stock of ETAK (Delaware) is undesignated as to series, rights, preferences, privileges or restrictions. As of July [    ], 2011, 100 shares of common stock were issued and outstanding, all of which were held by ETAK, and no shares of preferred stock were issued and outstanding;

WHEREAS, ETAK is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 300,000,000 shares, 250,000,000 of which are designated common stock, no par value per share, and 50,000,000 of which are designated preferred stock, no par value per share. The preferred stock of ETAK is undesignated as to series, rights, preferences, privileges or restrictions. As of July 6, 2011, 104,309,626 shares of common stock and no shares of preferred stock were issued and outstanding;

WHEREAS, the Board of Directors of ETAK has determined that, for the purpose of effecting the reincorporation of ETAK in the State of Delaware, it is advisable and in the best interests of ETAK and its shareholders that ETAK merge with and into ETAK (Delaware) upon the terms and conditions herein provided; and

WHEREAS, the respective Boards of Directors of ETAK (Delaware) and ETAK have approved and declared the advisability of this Agreement, and have directed that this Agreement be submitted to a vote of their respective sole shareholder and shareholders and executed by the undersigned officers.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, ETAK (Delaware) and ETAK hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

AGREEMENT

I.    MERGER

1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law (“DGCL”) and the California General Corporation Law (“CGCL”), ETAK shall be merged with and into ETAK (Delaware) (the “Merger”), the separate existence of ETAK shall cease and ETAK (Delaware) shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and ETAK (Delaware) shall be, and is herein sometimes referred to as, the “Surviving Corporation”. The name of the Surviving Corporation shall be Elephant Talk Communications, Inc.

1.2 Filing and Effectiveness. Subject to applicable law, the Merger shall become effective when the following actions shall have been completed:

(a) This Agreement shall have been adopted by the sole shareholder of ETAK (Delaware) and the principal terms of this Agreement shall have been approved by the shareholders of ETAK in accordance with the requirements of the DGCL and the CGCL, respectively;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c) A certificate of merger meeting the requirements of the DGCL (the “Certificate of Merger”) shall have been filed with the Secretary of State of the State of Delaware and this Agreement, together with a Certificate of Ownership as provided in Section 1110 of the CGCL or the Certificate of Merger, shall have been filed with the Secretary of State of the State of California or, in the case of the applicable requirements of California law, as otherwise provided by the CGCL.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of ETAK shall cease and ETAK (Delaware), as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and ETAK’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of ETAK in the manner more fully set forth in Section 259 of the DGCL, (iv) shall continue to be subject to all of the debts, liabilities and obligations of ETAK (Delaware) as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of ETAK in the same manner as if ETAK (Delaware) had itself incurred them, all as more fully provided under the applicable provisions of the DGCL and the CGCL.

II.    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. The Certificate of Incorporation of ETAK (Delaware) as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 Bylaws. The Bylaws of ETAK (Delaware) as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 Directors and Officers. The directors and officers of ETAK immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law or the Restated Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.    MANNER OF CONVERSION OF STOCK

3.1 ETAK Common Stock. Upon the Effective Date of the Merger, each share of ETAK common stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into one (1) fully paid and non assessable share of common stock, $0.00001 par value per share, of the Surviving Corporation.

3.2 ETAK Options, Warrants, Equity Incentive Plan Awards and Restricted Stock.

(a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the 2008 Long-Term Compensation Incentive Plan and the 2006 Non-Qualified Stock and Option Compensation Plan (to the extent stock awards continue to remain outstanding and subject to the terms of such plan) and all other employee benefit plans of ETAK (collectively, the “Incentive Plans”). Each outstanding and unexercised option, warrant or other right to purchase or receive or a security convertible into ETAK common stock shall become an option, warrant or right to purchase or receive or a security convertible into the Surviving Corporation’s common stock on the basis of one share of the Surviving Corporation’s common stock for each share of ETAK common stock issuable pursuant to any such option, right to purchase or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such ETAK option, warrant stock purchase right or convertible security at the Effective Date of the Merger. There are no options, warrants or purchase rights for or securities convertible into preferred stock of ETAK under the Incentive Plans.

(b) A number of shares of the Surviving Corporation’s common stock shall be reserved for issuance under the Incentive Plans equal to the number of shares of ETAK common stock so reserved immediately prior to the Effective Date of the Merger.

3.3 ETAK (Delaware) Common Stock. Upon the Effective Date of the Merger, each share of common stock, $0.00001 par value per share, of ETAK (Delaware) issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by ETAK (Delaware), the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares, without any consideration being delivered in respect thereof.

3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of a certificate representing shares of ETAK common stock outstanding immediately prior to the Effective Date of the Merger may, at such shareholder’s option, surrender the same for cancellation to an exchange agent designated by the Surviving Corporation (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s common stock into which the shares formerly represented by the surrendered certificate were converted as herein provided. Unless and until so surrendered, each certificate representing shares of ETAK common stock outstanding immediately prior to the Effective Date of the Merger shall be deemed for all purposes, from and after the Effective Date of the Merger, to represent the number of shares of the Surviving Corporation’s common stock into which such shares of ETAK common stock were converted in the Merger.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of common stock of the Surviving Corporation represented by such certificate as provided above.

Each certificate representing common stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of ETAK so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

IV.    CONDITIONS

4.1 The obligations of ETAK under this Agreement shall be conditioned upon the occurrence of the following events:

(a) The principal terms of this Merger Agreement shall have been duly approved by the shareholders of ETAK; and

(b) Any consents, approvals or authorizations that ETAK deems necessary or appropriate to be obtained in connection with the consummation of the Merger shall have been obtained, including, but not limited to, approvals with respect to federal and state securities laws.

V.    GENERAL

5.1 Covenants of ETAK (Delaware). ETAK (Delaware) covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) file the Certificate of Merger with the Secretary of State of the State of Delaware;

(b) file this Agreement, together with the Certificate of Ownership, or the Certificate of Merger, with the Secretary of State of the State of California; and

(c) take such other actions as may be required by the CGCL.

5.2 Further Assurances. From time to time, as and when required by ETAK (Delaware) or by its successors or assigns, there shall be executed and delivered on behalf of ETAK such deeds and other instruments, and there shall be taken or caused to be taken by ETAK (Delaware) and ETAK such further and other actions as shall be appropriate or necessary to vest or perfect in or conform of record or otherwise by ETAK (Delaware) the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of ETAK and otherwise to carry out the purposes of this Agreement, and the officers and directors of ETAK (Delaware) are fully authorized in the name and on behalf of ETAK or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

5.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either ETAK or of ETAK (Delaware), or of both, notwithstanding the approval of the principal terms of this Agreement by the shareholders of ETAK or the adoption of this Agreement by the sole shareholder of ETAK (Delaware), or by both.

5.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the Effective Date of the Merger, provided that an amendment made subsequent to applicable shareholder or shareholder approval shall not, unless approved by such shareholders or shareholders as required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

5.5 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the CGCL.

5.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of ETAK, a California corporation, and ETAK (Delaware), Inc., a Delaware corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

Elephant Talk Communications, Inc., a California corporation

By:
Steven van der Velden President and Chief Executive Officer

Elephant Talk Communications, Inc., a Delaware corporation

By:
Steven van der Velden President and Chief Executive Officer

Appendix B

CERTIFICATE OF INCORPORATION

OF

ELEPHANT TALK COMMUNICATIONS, INC.

The undersigned, a natural person (the “Sole Incorporator”), for the purpose of organizing a corporation to conduct the business and promote the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware hereby certifies that:

I.

The name of this corporation is Elephant Talk Communications, Inc. (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of Newcastle and the name of the registered agent of the Corporation in the State of Delaware at such address is The Corporation Trust Company.

III.

The purpose of this Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Delaware General Corporation Law (“DGCL”).

IV.

A. This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is 300,000,000 shares. 250,000,000 shares shall be Common Stock, each having $0.00001 par value per share. 50,000,000 shares shall be Preferred Stock, each having $0.00001 par value per share.

B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

V.

For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation, of its directors and of its stockholders or any class thereof, as the case may be, it is further provided that:

A. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board of Directors. The number of directors which shall constitute the Board of Directors shall be fixed exclusively by resolutions adopted by a majority of the authorized number of directors constituting the Board of Directors.

B.

1. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

2. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of stockholders called in accordance with the Bylaws or by written consent by the stockholders holding such number of shares of the Corporation as shall be necessary to authorize such action if all shares were present and voting at a meeting of the stockholders.

3. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

VI.

A. The liability of the directors for monetary damages shall be eliminated to the fullest extent under applicable law. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated to the fullest extent permitted by the DGCL, as so amended.

B.     The Corporation, to the fullest extent permitted by the DGCL, as amended from time to time, shall indemnify any director or officer of the Corporation and may, in the discretion of the Board, indemnify any other person or persons whom it may indemnify pursuant thereto, who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, (including attorneys’ fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by him or her in connection with the action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.  Such expenses incurred in defending such action, suit or proceeding shall be paid by the Corporation in advance of the final disposition, upon receipt of an undertaking on behalf of the person to repay such amounts if it is determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby, provided that the Board of Directors shall not have determined that such person acted in bad faith and in a manner that such person did not believe to be in, or not opposed to, the best interest of the Corporation, or with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. Such right of indemnification shall be a contract right which may be enforced in any manner enforced in any manner desired by such person. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as the rights under this Article. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such person.

C. Any repeal or modification of this Article VI shall be prospective and shall not affect the rights under this Article VI in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.

VII.

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders herein are granted subject to this reservation.

VIII.

The name and the mailing address of the Sole Incorporator is as follows:

NAME	MAILING ADDRESS

Alex Vermeulen	19103 Centre Rose Boulevard Lutz, FL 33558

IN WITNESS WHEREOF, this Certificate has been subscribed this [     ] day of July, 2011 by the undersigned who affirms that the statements made herein are true and correct.

/s/ Alex Vermeulen
Alex Vermeulen
Sole Incorporator

Appendix C

BYLAWS

OF

ELEPHANT TALK COMMUNICATIONS, INC.
(A DELAWARE CORPORATION)

ARTICLE I

OFFICES

Section 1. Registered Office. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of Newcastle.

Section 2. Other Offices. The corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

ARTICLE II

CORPORATE SEAL

Section 3. Corporate Seal. The Board of Directors may adopt a corporate seal. The corporate seal shall consist of a die bearing the name of the corporation and the inscription, “Corporate Seal-Delaware.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III

STOCKHOLDERS’ MEETINGS

Section 4. Place Of Meetings. Meetings of the stockholders of the corporation may be held at such place, either within or without the State of Delaware, as may be determined from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication as provided under the Delaware General Corporation Law (“DGCL”).

Section 5. Annual Meetings.

(a) The annual meeting of the stockholders of the corporation, for the purpose of election of directors and for such other business as may properly come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors. Nominations of persons for election to the Board of Directors of the corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders: (i) pursuant to the corporation’s notice of meeting of stockholders (with respect to business other than nominations); (ii) brought specifically by or at the direction of the Board of Directors; or (iii) by any stockholder of the corporation who was a stockholder of record at the time of giving the stockholder’s notice provided for in Section 5(b) below, who is entitled to vote at the meeting and who complied with the notice procedures set forth in Section 5. For the avoidance of doubt, clause (iii) above shall be the exclusive means for a stockholder to make nominations and submit other business (other than matters properly included in the corporation’s notice of meeting of stockholders and proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “1934 Act”)) before an annual meeting of stockholders.

(b) At an annual meeting of the stockholders, only such business shall be conducted as is a proper matter for stockholder action under Delaware law and as shall have been properly brought before the meeting.

(i) For nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii) and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each nominee such stockholder proposes to nominate at the meeting: (1) the name, age, business address and residence address of such nominee, (2) the principal occupation or employment of such nominee, (3) the class and number of shares of each class of capital stock of the corporation which are owned of record and beneficially by such nominee, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, and (5) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (B) the information required by Section 5(b)(iv). The corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

(ii) Other than proposals sought to be included in the corporation’s proxy materials pursuant to Rule 14(a)-8 under the 1934 Act, for business other than nominations for the election to the Board of Directors to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 5(a) of these Bylaws, the stockholder must deliver written notice to the Secretary at the principal executive offices of the corporation on a timely basis as set forth in Section 5(b)(iii), and must update and supplement such written notice on a timely basis as set forth in Section 5(c). Such stockholder’s notice shall set forth: (A) as to each matter such stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest (including any anticipated benefit of such business to any Proponent (as defined below) other than solely as a result of its ownership of the corporation’s capital stock, that is material to any Proponent individually, or to the Proponents in the aggregate) in such business of any Proponent; and (B) the information required by Section 5(b)(iv).

(iii) To be timely, the written notice required by Section 5(b)(i) or 5(b)(ii) must be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the ninetieth (90 th ) day nor earlier than the close of business on the one hundred twentieth (120 th ) day prior to the first anniversary of the preceding year’s annual meeting;  provided, however,  that, subject to the last sentence of this Section 5(b)(iii), in the event that the date of the annual meeting is advanced more than thirty (30) days prior to or delayed by more than thirty (30) days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not earlier than the close of business on the one hundred twentieth (120 th ) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90 th ) day prior to such annual meeting or the tenth (10 th ) day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above.

(iv) The written notice required by Section 5(b)(i) or 5(b)(ii) shall also set forth, as of the date of the notice and as to the stockholder of record giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (each, a “Proponent” and collectively, the “Proponents”): (A) the name and address of each Proponent, as they appear on the corporation’s books; (B) the class, series and number of shares of the corporation that are owned beneficially and of record by each Proponent; (C) a description of any agreement, arrangement or understanding (whether oral or in writing) with respect to such nomination or proposal between or among any Proponent and any of its affiliates or associates, and any others (including their names) acting in concert, or otherwise under the agreement, arrangement or understanding, with any of the foregoing; (D) a representation that the Proponents are holders of record or beneficial owners, as the case may be, of shares of the corporation entitled to vote at the meeting and intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice (with respect to a notice under Section 5(b)(i)) or to propose the business that is specified in the notice (with respect to a notice under Section 5(b)(ii)); (E) a representation as to whether the Proponents intend to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of the corporation’s voting shares to elect such nominee or nominees (with respect to a notice under Section 5(b)(i)) or to carry such proposal (with respect to a notice under Section 5(b)(ii)); (F) to the extent known by any Proponent, the name and address of any other stockholder supporting the proposal on the date of such stockholder’s notice; and (G) a description of all Derivative Transactions (as defined below) by each Proponent during the previous twelve (12) month period, including the date of the transactions and the class, series and number of securities involved in, and the material economic terms of, such Derivative Transactions.

For purposes of Sections 5 and 6, a “Derivative Transaction” means any agreement, arrangement, interest or understanding entered into by, or on behalf or for the benefit of, any Proponent or any of its affiliates or associates, whether record or beneficial:

(w) the value of which is derived in whole or in part from the value of any class or series of shares or other securities of the corporation,

(x) which otherwise provides any direct or indirect opportunity to gain or share in any gain derived from a change in the value of securities of the corporation,

(y) the effect or intent of which is to mitigate loss, manage risk or benefit of security value or price changes, or

(z) which provides the right to vote or increase or decrease the voting power of, such Proponent, or any of its affiliates or associates, with respect to any securities of the corporation,

which agreement, arrangement, interest or understanding may include, without limitation, any option, warrant, debt position, note, bond, convertible security, swap, stock appreciation right, short position, profit interest, hedge, right to dividends, voting agreement, performance-related fee or arrangement to borrow or lend shares (whether or not subject to payment, settlement, exercise or conversion in any such class or series), and any proportionate interest of such Proponent in the securities of the corporation held by any general or limited partnership, or any limited liability company, of which such Proponent is, directly or indirectly, a general partner or managing member.

(c) A stockholder providing written notice required by Section 5(b)(i) or (ii) shall update and supplement such notice in writing, if necessary, so that the information provided or required to be provided in such notice is true and correct in all material respects as of (i) the record date for the meeting and (ii) as of the date that is ten (10) business days prior to the meeting and, in the event of any adjournment or postponement thereof, ten (10) business days prior to any adjournment or postponement thereof. In the case of an update and supplement pursuant to clause (i) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting. In the case of an update and supplement pursuant to clause (ii) of this Section 5(c), such update and supplement shall be received by the Secretary at the principal executive offices of the corporation not later than five (5) business days prior to the date for the meeting, and, in the event of any adjournment or postponement thereof, five (5) business days prior to any adjournment or postponement thereof.

(d) Notwithstanding anything in Section 5(b)(iii) to the contrary, in the event that the number of directors of the Board of Directors of the corporation is increased and there is no public announcement of the appointment of a director, or, if no appointment was made, of the vacancy, made by the corporation at least ten (10) days before the last day a stockholder may deliver a notice of nomination in accordance with Section 5(b)(iii), a stockholder’s notice required by this Section 5 and which complies with the requirements in Section 5(b)(i), other than the timing requirements in Section 5(b)(iii), shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the corporation.

(e) A person shall not be eligible for election or re-election as a director unless the person is nominated either in accordance with clause (ii) of Section 5(a), or in accordance with clause (iii) of Section 5(a). Except as otherwise required by law, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, or the Proponent does not act in accordance with the representations in Sections 5(b)(iv)(D) and 5(b)(iv)(E), to declare that such proposal or nomination shall not be presented for stockholder action at the meeting and shall be disregarded, notwithstanding that proxies in respect of such nominations or such business may have been solicited or received.

(f) Notwithstanding the foregoing provisions of this Section 5, in order to include information with respect to a stockholder proposal in the proxy statement and form of proxy for a stockholders’ meeting, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act;  provided, however,  that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to proposals and/or nominations to be considered pursuant to Section 5(a)(iii) of these Bylaws.

(g) For purposes of Sections 5 and 6,

(i) “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the 1934 Act; and

(ii) “affiliates” and “associates” shall have the meanings set forth in Rule 405 under the Securities Act of 1933, as amended (the “1933 Act”).

(h) Subject to the requirement of Section 37 hereof, unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take action were delivered to the corporation.

Section 6. Special Meetings.

(a) Special meetings of the stockholders of the corporation (i) may be called, for any purpose as is a proper matter for stockholder action under Delaware law, by (A) the Chairman of the Board of Directors, (B) the Chief Executive Officer, or (C) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption), and (ii) shall be called for any purpose as is a proper matter for stockholder action under Delaware law, by the Secretary of the corporation upon the written request of stockholders of record entitled to cast not less than ten percent (10%) of the votes at such special meeting, provided that such written request is in compliance with the requirements of Section 6(b) hereof (“Stockholder-Requested Meeting”). A request to call a special meeting pursuant to Section 6(a)(ii) shall not be valid unless made in accordance with the requirements and procedures set forth in this Section 6. Except as may otherwise be required by law, the Board of Directors shall determine, in its sole judgment, the validity of any request under Section 6(a)(ii), including whether such request was properly made in compliance with these Bylaws.

(b) For a special meeting called pursuant to Section 6(a)(i), the Board of Directors shall determine the time and place of such special meeting. Following determination of the time and place of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. For a Stockholder-Requested Meeting, the request shall (i) be in writing, signed and dated by a stockholder of record, (ii) set forth the purpose of calling the special meeting and include the information required by the stockholder’s notice as set forth in Section 5(b)(i) and in Section 5(b)(ii) (for the proposal of business other than nominations), (iii) not be an Excluded Request (as defined below), and (iv) be delivered personally or sent by certified or registered mail, return receipt requested, to the Secretary at the principal executive offices of the corporation. The stockholder shall also update and supplement such information as required under Section 5(c). If the Board of Directors determines that a request pursuant to Section 6(a)(ii) is valid, the Board shall determine the time and place, if any, of a Stockholder-Requested Meeting, which time shall be not less than ninety (90) nor more than one hundred twenty (120) days after the receipt of such request, and shall set a record date for the determination of stockholders entitled to vote at such meeting in the manner set forth in Section 38 hereof. Following determination of the time and place, if any, of the meeting, the Secretary shall cause a notice of meeting to be given to the stockholders entitled to vote, in accordance with the provisions of Section 7 of these Bylaws. No business may be transacted at a special meeting, including a Stockholder-Requested Meeting, otherwise than as specified in the notice of meeting. An “Excluded Request” shall mean a written request of a stockholder that relates to a nomination for the election to the Board of Directors or other proposals of business (y) previously presented to stockholders at an annual or special meeting of stockholders held within the last twelve (12) months determined from the date such new written request is received by the corporation, or (z) to be transacted at an annual or special meeting of stockholders, the date of which meeting is within the next three (3) months from the date the written request is received.

(c) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who is a stockholder of record at the time of giving notice provided for in this paragraph, who shall be entitled to vote at the meeting and who delivers written notice to the Secretary of the corporation setting forth the information required by Section 5(b)(i). In the event the corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of record may nominate a person or persons (as the case may be), for election to such position(s) as specified in the corporation’s notice of meeting, if written notice setting forth the information required by Section 5(b)(i) of these Bylaws shall be received by the Secretary at the principal executive offices of the corporation not later than the close of business on the later of the ninetieth (90 th ) day prior to such meeting or the tenth (10 th ) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. The stockholder shall also update and supplement such information as required under Section 5(c). In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.

(d) Notwithstanding the foregoing provisions of this Section 6, a stockholder must also comply with all applicable requirements of the 1934 Act and the rules and regulations thereunder with respect to matters set forth in this Section 6. Nothing in these Bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the corporation’s proxy statement pursuant to Rule 14a-8 under the 1934 Act; provided, however, that any references in these Bylaws to the 1934 Act or the rules and regulations thereunder are not intended to and shall not limit the requirements applicable to nominations for the election to the Board of Directors and/or proposals of other business to be considered pursuant to Section 6(a)(ii) or Section 6(c) of these Bylaws.

Section 7. Notice Of Meetings. Except as otherwise provided by law, notice, given in writing or by electronic transmission, of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, if any, date and hour, in the case of special meetings, the purpose or purposes of the meeting, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at any such meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the corporation. Notice of the time, place, if any, and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, or by electronic transmission by such person, either before or after such meeting, and will be waived by any stockholder by his attendance thereat in person, by remote communication, if applicable, or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

Section 8. Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute or by applicable stock exchange rules, or by the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise provided by statute, the Certificate of Incorporation or these Bylaws, each director shall be elected by the affirmative vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors with respect to the director at any meeting for the election of directors, at which meeting a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this section, the affirmative vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors with respect to the director at any meeting for the election of directors means that the number of shares voted “for” a director must exceed the number of votes “withheld” against such director. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to that vote on that matter. Except where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series (or in the case of the election of directors, the affirmative vote of a majority of the shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the election of directors with respect to the director at any meeting for the election of directors, at which meeting a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors).

Section 9. Adjournment And Notice Of Adjourned Meetings. Any meeting of stockholders, whether annual or special, may be adjourned from time to time by the vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting. When a meeting is adjourned to another time or place, if any, notice need not be given of the adjourned meeting if the time and place, if any, thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 10. Voting Rights. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the corporation on the record date, as provided in Section 12 of these Bylaws, shall be entitled to vote at any meeting of stockholders. Every person entitled to vote shall have the right to do so either in person, by remote communication, if applicable, or by an agent or agents authorized by a proxy granted in accordance with Delaware law. An agent so appointed need not be a stockholder. No proxy shall be voted after three (3) years from its date of creation unless the proxy provides for a longer period.

Section 11. Joint Owners Of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two (2) or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one (1) votes, his act binds all; (b) if more than one (1) votes, the act of the majority so voting binds all; (c) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally, or may apply to the Delaware Court of Chancery for relief as provided in the DGCL, Section 217(b). If the instrument filed with the Secretary shows that any such tenancy is held in unequal interests, a majority or even-split for the purpose of subsection (c) shall be a majority or even-split in interest.

Section 12. List Of Stockholders. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at said meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. In the event that the corporation determines to make the list available on an electronic network, the corporation may take reasonable steps to ensure that such information is available only to stockholders of the corporation. The list shall be open to examination of any stockholder during the time of the meeting as provided by law.

Section 13. Action Without Meeting. Action may be taken by the stockholders by written consent or by electronic transmission by stockholders holding such number of shares of the Corporation as shall be necessary to authorize such action if all shares were present and voting at a meeting of the stockholders.

Section 14. Organization.

(a) At every meeting of stockholders, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the President, or, if the President is absent, a chairman of the meeting chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, shall act as chairman. The Secretary, or, in his or her absence, an Assistant Secretary directed to do so by the President, shall act as secretary of the meeting.

(b) The Board of Directors of the corporation shall be entitled to make such rules or regulations for the conduct of meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

ARTICLE IV

DIRECTORS

Section 15. Number And Term Of Office. The authorized number of directors of the corporation shall be fixed by the Board of Directors. The authorized number of directors of the corporation shall be not less than five (5) nor more than nine (9); provided, however, that the minimum and maximum number of directors may be changed, or an exact number of directors of the corporation may be fixed, by the affirmative vote of a majority of the shares present in person, by remote communication, if applicable, or represented by proxy at the meeting and entitled to vote generally on the subject matter. Directors need not be stockholders unless so required by the Certificate of Incorporation. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

Section 16. Powers. The powers of the corporation shall be exercised, its business conducted and its property controlled by the Board of Directors, except as may be otherwise provided by statute or by the Certificate of Incorporation.

Section 17. Board Of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, directors shall be elected at each annual meeting of stockholders to serve until the next annual meeting of stockholders. Except as otherwise provided in Section 8 of these Bylaws, each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 18. Vacancies. Unless otherwise provided in the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, provided, however, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series shall, unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall be filled by stockholders, be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, removal or resignation of any director.

Section 19. Resignation. Any director may resign at any time by delivering his or her notice in writing or by electronic transmission to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board of Directors. If no such specification is made, it shall be deemed effective at the pleasure of the Board of Directors. When one or more directors shall resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each Director so chosen shall hold office for the unexpired portion of the term of the Director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 20. Removal. The Board of Directors or any individual director may be removed from office at any time with or without cause by the affirmative vote of the holders of at least a majority of the voting power of all the then-outstanding shares of the capital stock of the corporation entitled to vote generally at an election of directors.

Section 21. Meetings.

(a) Regular Meetings. Unless otherwise restricted by the Certificate of Incorporation, regular meetings of the Board of Directors may be held at any time or date and at any place within or without the State of Delaware which has been designated by the Board of Directors and publicized among all directors, either orally or in writing, by telephone, including a voice-messaging system or other system designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means. No further notice shall be required for regular meetings of the Board of Directors.

(b) Special Meetings. Unless otherwise restricted by the Certificate of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Chief Executive Officer or a majority of the authorized number of directors.

(c) Meetings by Electronic Communications Equipment. Any member of the Board of Directors, or of any committee thereof, may participate in a meeting by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(d) Notice of Special Meetings. Notice of the time and place of all special meetings of the Board of Directors shall be orally or in writing, by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting. If notice is sent by US mail, it shall be sent by first class mail, charges prepaid, at least three (3) days before the date of the meeting. Notice of any meeting may be waived in writing, or by electronic transmission, at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

(e) Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present who did not receive notice shall sign a written waiver of notice or shall waive notice by electronic transmission. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 22. Quorum And Voting.

(a) Unless the Certificate of Incorporation requires a greater number, and except with respect to questions related to indemnification arising under Section 43 for which a quorum shall be one-third of the exact number of directors fixed from time to time, a quorum of the Board of Directors shall consist of a majority of the number of directors constituting the Board of Directors;  provided, however,  at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

(b) At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Certificate of Incorporation or these Bylaws.

Section 23. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 24. Fees And Compensation. Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

Section 25. Committees.

(a) Executive Committee. The Board of Directors may appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval, or (ii) adopting, amending or repealing any Bylaw of the corporation.

(b) Other Committees. The Board of Directors may, from time to time, appoint such other committees as may be permitted by law. Such other committees appointed by the Board of Directors shall consist of one (1) or more members of the Board of Directors and shall have such powers and perform such duties as may be prescribed by the resolution or resolutions creating such committees, but in no event shall any such committee have the powers denied to the Executive Committee in these Bylaws.

(c) Term. The Board of Directors, subject to any requirements of any outstanding series of Preferred Stock and the provisions of subsections (a) or (b) of this Section 25, may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

(d) Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to this Section 25 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Unless otherwise provided by the Board of Directors in the resolutions authorizing the creation of the committee, a majority of the authorized number of members of any such committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at any meeting at which a quorum is present shall be the act of such committee.

Section 26. Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer (if a director), or, if a Chief Executive Officer is absent, the President (if a director), or if the President is absent, the most senior Vice President (if a director), or, in the absence of any such person, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, any Assistant Secretary or other officer or director directed to do so by the President, shall act as secretary of the meeting.

ARTICLE V

OFFICERS

Section 27. Officers Designated. The officers of the corporation shall include, if and when designated by the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries and Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the corporation shall be fixed by or in the manner designated by the Board of Directors.

Section 28. Tenure And Duties Of Officers.

(a) General. All officers shall hold office at the pleasure of the Board of Directors and until their successors shall have been duly elected and qualified, unless sooner removed. Any officer elected or appointed by the Board of Directors may be removed at any time by the Board of Directors. If the office of any officer becomes vacant for any reason, the vacancy may be filled by the Board of Directors.

(b) Duties of Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and the Board of Directors. The Chairman of the Board of Directors shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(c) Duties of Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors has been appointed and is present. Unless an officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. To the extent that a Chief Executive Officer has been appointed and no President has been appointed, all references in these Bylaws to the President shall be deemed references to the Chief Executive Officer. The Chief Executive Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(d) Duties of President. The President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors, unless the Chairman of the Board of Directors or the Chief Executive Officer has been appointed and is present. Unless another officer has been appointed Chief Executive Officer of the corporation, the President shall be the chief executive officer of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and officers of the corporation. The President shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time.

(e) Duties of Vice Presidents. The Vice Presidents may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice Presidents shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the Chief Executive Officer, or, if the Chief Executive Officer has not been appointed or is absent, the President shall designate from time to time.

(f) Duties of Secretary. The Secretary shall attend all meetings of the stockholders and of the Board of Directors and shall record all acts and proceedings thereof in the minute book of the corporation. The Secretary shall give notice in conformity with these Bylaws of all meetings of the stockholders and of all meetings of the Board of Directors and any committee thereof requiring notice. The Secretary shall perform all other duties provided for in these Bylaws and other duties commonly incident to the office and shall also perform such other duties and have such other powers, as the Board of Directors shall designate from time to time. The President may direct any Assistant Secretary or other officer to assume and perform the duties of the Secretary in the absence or disability of the Secretary, and each Assistant Secretary shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(g) Duties of Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Chief Financial Officer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. To the extent that a Chief Financial Officer has been appointed and no Treasurer has been appointed, all references in these Bylaws to the Treasurer shall be deemed references to the Chief Financial Officer. The President may direct the Treasurer, if any, or any Assistant Treasurer, or the Controller or any Assistant Controller to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer and each Controller and Assistant Controller shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

(h) Duties of Treasurer. Unless another officer has been appointed Chief Financial Officer of the corporation, the Treasurer shall be the chief financial officer of the corporation and shall keep or cause to be kept the books of account of the corporation in a thorough and proper manner and shall render statements of the financial affairs of the corporation in such form and as often as required by the Board of Directors or the President, and, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the corporation. The Treasurer shall perform other duties commonly incident to the office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

Section 29. Delegation Of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

Section 30. Resignations. Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the corporation under any contract with the resigning officer.

Section 31. Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or by the Chief Executive Officer or by other superior officers upon whom such power of removal may have been conferred by the Board of Directors.

ARTICLE VI

EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF
SECURITIES
OWNED BY THE CORPORATION

Section 32. Execution Of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the corporation any corporate instrument or document, or to sign on behalf of the corporation the corporate name without limitation, or to enter into contracts on behalf of the corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the corporation.

All checks and drafts drawn on banks or other depositaries on funds to the credit of the corporation or in special accounts of the corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do.

Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 33. Voting Of Securities Owned By The Corporation. All stock and other securities of other corporations owned or held by the corporation for itself, or for other parties in any capacity, shall be voted, and all proxies with respect thereto shall be executed, by the person authorized so to do by resolution of the Board of Directors, or, in the absence of such authorization, by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or any Vice President.

ARTICLE VII

SHARES OF STOCK

Section 34. Form And Execution Of Certificates. The shares of the corporation shall be represented by certificates, or shall be uncertificated. Certificates for the shares of stock, if any, shall be in such form as is consistent with the Certificate of Incorporation and applicable law. Every holder of stock represented by certificate in the corporation shall be entitled to have a certificate signed by or in the name of the corporation by the Chairman of the Board of Directors, or the President or any Vice President and by the Treasurer or Assistant Treasurer or the Secretary or Assistant Secretary, certifying the number of shares owned by him in the corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Section 35. Lost Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or the owner’s legal representative, to agree to indemnify the corporation in such manner as it shall require or to give the corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

Section 36. Transfers.

(a) Transfers of record of shares of stock of the corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and, in the case of stock represented by certificate, upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

(b) The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

Section 37. Fixing Record Dates.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, subject to applicable law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however,  that the Board of Directors may fix a new record date for the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 38. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

ARTICLE VIII

OTHER SECURITIES OF THE CORPORATION

Section 39. Execution Of Other Securities. All bonds, debentures and other corporate securities of the corporation, other than stock certificates (covered in Section 34), may be signed by the Chairman of the Board of Directors, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer;  provided, however,  that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Treasurer or an Assistant Treasurer of the corporation or such other person as may be authorized by the Board of Directors, or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the corporation.

ARTICLE IX

DIVIDENDS

Section 40. Declaration Of Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the Certificate of Incorporation and applicable law, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation and applicable law.

Section 41. Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE X

FISCAL YEAR

Section 42. Fiscal Year. The fiscal year of the corporation shall be fixed by resolution of the Board of Directors.

ARTICLE XI

INDEMNIFICATION

Section 43. Indemnification Of Directors, Officers, Employees And Other Agents.

(a) Directors. The corporation shall indemnify its directors to the fullest extent not prohibited by the DGCL or any other applicable law; provided,  that the corporation may enter into individual contracts with its directors and, to the fullest extent permitted by law, provide for additional contractual indemnification rights; and,  provided, further,  that the corporation shall not be required to indemnify any director in connection with any proceeding (or part thereof) initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the corporation, (iii) such indemnification is provided by the corporation, in its sole discretion, pursuant to the powers vested in the corporation under the DGCL or any other applicable law or (iv) such indemnification is required to be made under subsection (d).

(b) Officers, Employees and Other Agents. The corporation shall have power to indemnify its officers, employees and other agents as set forth in the DGCL or any other applicable law. The Board of Directors shall have the power to delegate the determination of whether indemnification shall be given to any such person, to such officers or other persons as the Board of Directors shall determine.

(c) Expenses. The corporation shall advance to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, of the corporation, or is or was serving at the request of the corporation as a director or executive officer of another corporation, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request therefor, all expenses incurred by any director in connection with such proceeding provided, however, that if the DGCL requires, an advancement of expenses incurred by a director in his or her capacity as a director (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this section or otherwise.

(d) Enforcement. Without the necessity of entering into an express contract, all rights to indemnification and advances to directors under this Bylaw shall be deemed to be contractual rights and be effective to the same extent and as if provided for in a contract between the corporation and the director. Any right to indemnification or advances granted by this section to a director shall be enforceable by or on behalf of the person holding such right in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. The claimant in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting the claim. In connection with any claim for indemnification, the corporation shall be entitled to raise as a defense to any such action that the claimant has not met the standards of conduct that make it permissible under the DGCL or any other applicable law for the corporation to indemnify the claimant for the amount claimed. Neither the failure of the corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in the DGCL or any other applicable law, nor an actual determination by the corporation (including its Board of Directors, independent legal counsel or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that claimant has not met the applicable standard of conduct.

(e) Non-Exclusivity of Rights. The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. The corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL, or by any other applicable law.

(f) Survival of Rights. The rights conferred on any person by this Bylaw shall continue as to a person who has ceased to be a director and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) Insurance. To the fullest extent permitted by the DGCL or any other applicable law, the corporation, upon approval by the Board of Directors, may purchase insurance on behalf of any person required or permitted to be indemnified pursuant to this section.

(h) Amendments. Any repeal or modification of this section shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the corporation.

(i) Saving Clause. If this Bylaw or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nevertheless indemnify each director to the full extent not prohibited by any applicable portion of this section that shall not have been invalidated, or by any other applicable law. If this section shall be invalid due to the application of the indemnification provisions of another jurisdiction, then the corporation shall indemnify each director to the full extent under any other applicable law.

(j) Certain Definitions. For the purposes of this Bylaw, the following definitions shall apply:

(i) The term “proceeding” shall be broadly construed and shall include, without limitation, the investigation, preparation, prosecution, defense, settlement, arbitration and appeal of, and the giving of testimony in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative.

(ii) The term “expenses” shall be broadly construed and shall include, without limitation, court costs, attorneys’ fees, witness fees, fines, amounts paid in settlement or judgment and any other costs and expenses of any nature or kind incurred in connection with any proceeding.

(iii) The term the “corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this section with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

(iv) References to a “director,” “executive officer,” “officer,” “employee,” or “agent” of the corporation shall include, without limitation, situations where such person is serving at the request of the corporation as, respectively, a director, executive officer, officer, employee, trustee or agent of another corporation, partnership, joint venture, trust or other enterprise.

(v) References to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this section.

ARTICLE XII

NOTICES

Section 44. Notices.

(a) Notice to Stockholders. Written notice to stockholders of stockholder meetings shall be given as provided in Section 7 herein. Without limiting the manner by which notice may otherwise be given effectively to stockholders under any agreement or contract with such stockholder, and except as otherwise required by law, written notice to stockholders for purposes other than stockholder meetings may be sent by US mail or nationally recognized overnight courier, or by facsimile, telegraph or telex or by electronic mail or other electronic means.

(b) Notice to Directors. Any notice required to be given to any director may be given by the method stated in subsection (a), as otherwise provided in these Bylaws, or by overnight delivery service, facsimile, telex or telegram, except that such notice other than one which is delivered personally shall be sent to such address as such director shall have filed in writing with the Secretary, or, in the absence of such filing, to the last known post office address of such director.

(c) Affidavit of Mailing. An affidavit of mailing, executed by a duly authorized and competent employee of the corporation or its transfer agent appointed with respect to the class of stock affected, or other agent, specifying the name and address or the names and addresses of the stockholder or stockholders, or director or directors, to whom any such notice or notices was or were given, and the time and method of giving the same, shall in the absence of fraud, be prima facie evidence of the facts therein contained.

(d) Methods of Notice. It shall not be necessary that the same method of giving notice be employed in respect of all recipients of notice, but one permissible method may be employed in respect of any one or more, and any other permissible method or methods may be employed in respect of any other or others.

(e) Notice to Person with Whom Communication Is Unlawful. Whenever notice is required to be given, under any provision of law or of the Certificate of Incorporation or Bylaws of the corporation, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the corporation is such as to require the filing of a certificate under any provision of the DGCL, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

(f) Notice to Stockholders Sharing an Address. Except as otherwise prohibited under DGCL, any notice given under the provisions of DGCL, the Certificate of Incorporation or the Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Such consent shall have been deemed to have been given if such stockholder fails to object in writing to the corporation within sixty (60) days of having been given notice by the corporation of its intention to send the single notice. Any consent shall be revocable by the stockholder by written notice to the corporation.

ARTICLE XIII

AMENDMENTS

Section 45. Subject to the limitations set forth in Section 43(h) of these Bylaws or the provisions of the Certificate of Incorporation, the Board of Directors is expressly empowered to adopt, amend or repeal the Bylaws of the corporation. Any adoption, amendment or repeal of the Bylaws of the corporation by the Board of Directors shall require the approval of a majority of all of the directors of the corporation. In addition to any requirements of law and any provision of the Certificate of Incorporation, these stockholders of the corporation may adopt, repeal, alter or amend any provision of the Bylaws upon the affirmative vote of the holders of at least a majority of the total number of votes then outstanding represented by shares of capital stock of the corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE XIV

LOANS TO OFFICERS

Section 46. Loans To Officers. Except as otherwise prohibited by applicable law or regulation, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiaries, including any officer or employee who is a director of the corporation or its subsidiaries, whenever, in the judgment of the Board of Directors, such loan, guarantee or assistance may reasonably be expected to benefit the corporation. The loan, guarantee or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in these Bylaws shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

APPENDIX “D”

ELEPHANT TALK COMMUNICATIONS, INC.

AMENDED AND RESTATED

2008 LONG-TERM INCENTIVE COMPENSATION PLAN

ARTICLE I
PURPOSE

Section 1.1 Purpose. This 2008 Long-Term Incentive Compensation Plan (the “Plan”) is established by Elephant Talk Communications, Inc., a California corporation (the “Company”), to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, the Plan provides for the grant of Options, Restricted Stock Awards, Stock Appreciation Rights (“SARs”), Performance Units and Performance Bonuses to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, SARs and Performance Units to Consultants and Eligible Directors, subject to the conditions set forth in the Plan.

Section 1.2 Establishment. The Plan is effective as of [___________], 2011 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled. The Plan is subject to approval by the Company’s stockholders in accordance with applicable law which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the stockholders, Awards under the Plan may be granted, but no such Awards may be exercised prior to receipt of stockholder approval. In the event stockholder approval is not obtained within a twelve-month period, all Awards granted shall be void.

Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 23,000,000 shares of the Company’s common stock, par value $.00001 per share (the “Common Stock”).

ARTICLE II
DEFINITIONS

Section 2.1 “Account” means the recordkeeping account established by the Company to which will be credited an Award of Performance Units to a Participant.

Section 2.2 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

Section 2.3 “Award” means, individually or collectively, any Option, Restricted Stock Award, SAR, Performance Unit or Performance Bonus granted under the Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit SAR or Restricted Stock Award granted under the Plan to a Consultant or an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

Section 2.4 “Award Agreement” means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

Section 2.5 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.1, the term “Board” shall include such Committee.

Section 2.6 “Change of Control Event” means each of the following:

(i) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(ii) The merger or consolidation of the Company with or into another entity as a result of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation cease to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(iii) The sale of all or substantially all of the Company’s assets to an entity of which those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale do not beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Section 2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

Section 2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.1.

Section 2.9 “Common Stock” means the common stock, par value $.0001 per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article X.

Section 2.10 “Consultant” means any person or entity who is engaged by the Company, a Subsidiary or an Affiliated Entity to render consulting or advisory services.

Section 2.11 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board in such authorization.

Section 2.12 “Disability” means the Participant is unable to continue employment by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

Section 2.13 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

Section 2.14 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity.

Section 2.15 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

Section 2.16 “Fair Market Value” means (A) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the closing price of the Common Stock as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Stock shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Stock, or (B) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc., or (C) during any such time as the Common Stock cannot be valued pursuant to (A) or (B) above, the fair market value shall be as determined by the Board considering all relevant information including, by example and not by limitation, the services of an independent appraiser.

Section 2.17 “Incentive Stock Option” means an Option within the meaning of Section 422 of the Code.

Section 2.18 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

Section 2.19 “Option” means an Award granted under Article V of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

Section 2.20 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under the Plan.

Section 2.21 “Performance Bonus” means the cash bonus which may be granted to Eligible Employees under Article IX of the Plan.

Section 2.22 “Performance Units” means those monetary units that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article VIII hereof.

Section 2.23 “Plan” means this Elephant Talk Communications, Inc. 2008 Long-Term Incentive Compensation Plan.

Section 2.24 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of the Plan.

Section 2.25 “Retirement” means the termination of an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity on or after attaining age __.

Section 2.26 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VII of the Plan.

Section 2.27 “Subsidiary” shall have the same meaning set forth in Section 424 of the Code.

ARTICLE III
ADMINISTRATION

Section 3.1 Administration of the Plan by the Board. The Board shall administer the Plan. The Board may, by resolution, appoint the Compensation Committee to administer the Plan and delegate its powers described under this Section 3.1 and otherwise under the Plan for purposes of Awards granted to Eligible Employees and Consultants.

Subject to the provisions of the Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in the Plan.
(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.
(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, SAR, Performance Unit, or Performance Bonus, the number of shares of Common Stock or Performance Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Board.
(d) Determine whether Awards will be granted singly or in combination.
(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.
(f) Determine whether and to what extent a Performance Bonus may be deferred, either automatically or at the election of the Participant or the Board.
(g) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

Section 3.2 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options, Performance Units, SARs or shares of Restricted Stock awarded to Eligible Directors selected for participation. If the Board appoints a committee to administer the Plan, it may delegate to the committee administration of all other aspects of the Awards made to Eligible Directors.

Section 3.3 Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan, as it may deem necessary or advisable for the administration of the Plan. The Board’s interpretation of the Plan or any Awards and all decisions and determinations by the Board with respect to the Plan shall be final, binding, and conclusive on all parties.

Section 3.4 Section 162(m) Provisions. The Company intends for the Plan and the Awards made there under to qualify for the exception from Section 162(m) of the Code for “qualified performance based compensation” if it is determined by the Board that such qualification is necessary for an Award. Accordingly, the Board shall make determinations as to performance targets and all other applicable provisions of the Plan as necessary in order for the Plan and Awards made there under to satisfy the requirements of Section 162(m) of the Code.

ARTICLE IV
GRANT OF AWARDS

Section 4.1 Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the shares authorized under Section 1.3.

(b) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(c) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(d) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

(e) The Board shall be prohibited from canceling, reissuing or modifying Awards if such action will have the effect of repricing the Participant’s Award.

(f) Eligible Directors may only be granted Nonqualified Stock Options, Restricted Stock Awards, SARs or Performance Units under this Plan.

(g) The maximum term of any Award shall be ten years.

ARTICLE V
STOCK OPTIONS

Section 5.1 Grant of Options. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

Section 5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; or (iii) a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under the Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board.

(c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

 (e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

Section 6.1 Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

Section 6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Restricted Stock Awards granted to an Eligible Employee shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors shall require the holder to provide continued services to the Company for a period of time. These employment and service requirements are collectively referred to as a “Restriction Period”. The Board or the Committee, as the case may be, shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Board or the Committee, as the case may be, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria set forth on Exhibit A annexed hereto, as may from time to time be established by the Board or the Committee, as the case may be. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Board or the Committee, as the case may be shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 11.5, the Board or the Committee, as the case may be, may, in its discretion, accelerate the vesting of a Restricted Stock Award in the case of the death, Disability or Retirement of the Participant who is an Eligible Employee or resignation of a Participant who is a Consultants or an Eligible Director.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(c) Rights as Stockholders. During any Restriction Period, the Board may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

ARTICLE VII
STOCK APPRECIATION RIGHTS

Section 7.1 Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of the Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of the Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

Section 7.2 Exercise and Payment. SARs granted under the Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise. The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in shares of Common Stock.

Section 7.3 Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the Exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE VIII
PERFORMANCE UNITS

Section 8.1 Grant of Awards. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 8.2.

Section 8.2 Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Board shall establish performance targets for each Award for a period of no less than a year based upon some or all of the operational, financial or performance criteria listed in Exhibit A attached. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE IX
PERFORMANCE BONUS

Section 9.1 Grant of Performance Bonus. The Board may from time to time, subject to the provisions of the Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus in any period of one year or more upon the achievement of a performance target established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target shall be based upon all or some of the operational, financial or performance criteria more specifically listed in Exhibit A attached.

Section 9.2 Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus shall be made within 60 days of the Board’s certification that the performance target(s) has been achieved unless the Participant has previously elected to defer payment pursuant to a nonqualified deferred compensation plan adopted by the Company. Payment of a Performance Bonus may be made in either cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X
STOCK ADJUSTMENTS

In the event that the shares of Common Stock, as constituted on the effective date of the Plan, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the “Minimum Adjustment”). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article X and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article X which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

ARTICLE XI
GENERAL

Section 11.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time provided, however, that it may not, without stockholder approval, adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article X), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

Section 11.2 Termination of Employment; Termination of Service. If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death, Disability or Retirement, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to three months from such date of termination (one year in the case of death or Disability (as defined above) in lieu of the three-month period), and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

In the event a Consultant ceases to provide services to the Company or an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director’s Award Agreement or by the Board. The Consultant or Eligible Director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of termination of service.

Section 11.3 Limited Transferability – Options. The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition, there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted expressly provide for transferability in a manner consistent with this paragraph. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 11.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 11.2 hereof the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 11.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 11.2 hereof. No transfer pursuant to this Section 11.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 11.3, all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

Section 11.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

Section 11.5 Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Employee, Consultant or Eligible Director shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event unless the terms of the Award state otherwise.

Section 11.6 Amendments to Awards. Subject to the limitations of Article IV, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

Section 11.7 Registration; Regulatory Approval. Following approval of the Plan by the stockholders of the Company as provided in Section 1.2 of the Plan, the Board, in its sole discretion, may determine to file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable.

Section 11.8 Right to Continued Employment. Participation in the Plan shall not give any Eligible Employee any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee or any other individual any right to be selected as a Participant or to be granted an Award.

Section 11.9 Reliance on Reports. Each member of the Board and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Section 11.10 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

Section 11.11 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable Federal law.

Section 11.12 Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

Section 11.13 No Trust or Fund Created. Neither the Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

Section 11.14 Conformance to Section 409A of the Code To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance, the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (i) exempt the Award from Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

EXHIBIT A

2008 Long-Term Incentive Compensation Plan
Performance Criteria

Operational Criteria may include:
Reserve additions/replacements
Finding & development costs
Production volume
Production Costs
Financial Criteria may include:
Earnings (net income, earnings before interest, taxes, depreciation and amortization (“EBITDA”)

Earnings per share:
Cash flow
Operating income
General and Administrative Expenses
Debt to equity ratio
Debt to cash flow
Debt to EBITDA
EBITDA to Interest
Return on Assets
Return on Equity
Return on Invested Capital
Profit returns/margins
Midstream margins

Stock Performance Criteria:
Stock price appreciation
Total stockholder return
Relative stock price performance

ELEPHANT TALK COMMUNICATIONS, INC.

VOTE BY INTERNET OR FAX
Q U I C K ★★★ E A S Y ★★★ I M M E D I AT E

As a stockholder of Elephant Talk Communications, Inc., you have the option of voting your shares electronically through the Internet or by fax, eliminating the need to return the proxy card by mail. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m., Eastern Time, on September 13, 2011. Votes submitted by mail or fax must be received prior to the meeting.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.	OR	Vote Your Proxy by Fax: Fax 1 (212) 509-5152 Fax this proxy card to the number above.

PLEASE DO NOT RETURN THE PROXY CARD
IF YOU ARE VOTING BY INTERNET OR BY FAX

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY	Please mark
This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder.  If no direction is made this Proxy will be voted FOR the proposals set forth herein. Please mark, sign, date and return the Proxy promptly, using the enclosed envelope.
	your votes like this	☒

1. TO ELECT SEVEN DIRECTORS FOR A TERM	FOR all nominees listed	WITHHOLD AUTHORITY	2. TO APPROVE OUR CHANGE IN CORPORATE DOMICILE FROM CALIFORNIA TO
EXPIRING AT THE NEXT ANNUAL MEETING	below (except as indicated	to vote for all nominees	DELAWARE.
OF THE COMPANY, OR UNTIL THEIR	to the contrary)	listed below	☐ FOR ☐ AGAINST ☐ ABSTAIN
SUCCESSORS ARE DULY ELECTED AND
QUALIFIED.	☐	☐
NOMINEES:			3. TO ADOPT AN AMENDMENT TO OUR 2008 LONG-TERM INCENTIVE PLAN.
01. STEVEN VAN DER VELDEN, 02. MARTIN ZUURBIER, 03. YVES R. VAN SANTE, 04. JOHAN			☐ FOR ☐ AGAINST ☐ ABSTAIN
DEJAGER, 05. RODERICK DE GREEF, 06. PHIL HICKMAN AND 07. RIJKMAN GROENINK

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that			4. TO RATIFY THE APPOINTMENT OF BDO SEIDMAN LLP AS OUR INDEPENDENT
nominee’s name in the space below)			REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2011.
☐ FOR ☐ AGAINST ☐ ABSTAIN

5. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE
THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2011.
Please sign exactly as the name(s) appears on the stock certificate(s). If the shares are held by an individual, the individual should sign. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign. If the shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp., John Dow, Treasurer.”

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held September 14, 2011.

The Proxy Statement and our 2010 Annual Report to Stockholders are
available at: http://www.cstproxy.com/elephanttalk/2011

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

ELEPHANT TALK COMMUNICATIONS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 14, 2011
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven Van der Velden and Barry I. Grossman (the “Proxy Committee”), together as proxies and each with full power of substitution, to represent and to vote all shares of common stock of Elephant Talk Communications, Inc. (“the Company”) at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m. Eastern Daylight Time, on Wednesday, September 14, 2011 at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, 11th Floor, New York, New York, 10017, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given. The undersigned also appoints the Proxy Committee members to vote at their discretion on any other matter that may properly come before the annual meeting or any adjournment or postponement of the meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” all matters on the reverse side.

IMPORTANT — PLEASE SIGN AND RETURN THIS PROXY PROMPTLY.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.

(Continued and to be dated and signed on reverse side)